Liberty Variable Investment Trust

                Colonial Growth and Income Fund, Variable Series

                Stein Roe Global Utilities Fund, Variable Series

            Colonial International Fund for Growth, Variable Series

                Colonial Strategic Income Fund, Variable Series

                   Colonial U.S. Stock Fund, Variable Series

                      Newport Tiger Fund, Variable Series

                 Liberty All-Star Equity Fund, Variable Series




                                                           Annual Report
                                                         December 31, 1997

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
Liberty Variable Investment Trust
Stein Roe Variable Investment Trust
--------------------------------------------------------------------------------


Dear Fellow Contract Owner:

We are pleased to present this annual report for the Liberty Variable Investment Trust -- Colonial Growth & Income Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Colonial International Fund for Growth, Variable Series; Colonial U.S. Stock Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Newport Tiger Fund, Variable Series and Liberty All-Star Equity Fund, Variable Series -- and the SteinRoe Variable Investment Trust -- Stein Roe Special Venture Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; and Stein Roe Money Market Fund, Variable Series. In the following pages, we will provide you with an overview of the economic events that occurred over the past year and explain how we positioned the funds to respond to these events.

Stocks Continued Their Surge

Coming out of the 1996 bull market, the stock market continued its upward climb, with the Dow Jones Industrial Average (DJIA) setting new record highs on nearly half the days in January 1997. Market strength continued throughout the first quarter, buoyed by healthy economic growth, strong corporate profits and low inflation. Continued strength in net new subscriptions to mutual funds -- partially reflecting the increasing commitment to stocks on the part of the 80-million-strong contingent of baby boomers -- also fueled the market's growth. Now between 35 and 50 years old, baby boomers' appetite for investing reflects their awareness of the increased savings and capital accumulation they'll need for retirement.

  Concern about slowing earnings momentum, however, prompted many investors to shy away from smaller growth stocks in favor of the relative liquidity and predictability of large-cap stocks. By March 1997, investors had begun to realize that the steady bull market could be buffeted by stepped-up inflationary pressures resulting from too-strong economic growth, too-low unemployment and rising wage rates. As a result, the Federal Reserve sought to put the brakes on the economy, raising the federal funds rate by one-quarter percentage point to 5.50 percent in late March.

  Although many market watchers expected this rate hike, markets stumbled enough to offset much of the gains achieved in the first weeks of the year. Nonetheless, the Standard & Poor's 500 Index ended the first quarter with a modest 2 percent gain.

  After Federal Reserve Chairman Alan Greenspan took the podium in May, reporting that economic growth was firmly under control, it appeared that concern over inflation was no longer an issue at the front of investors' minds. In fact, in the second quarter, the S&P 500 enjoyed a near-record run, returning 17 percent. While the strongest gains still belonged to larger-cap stocks, the pendulum began to swing back for small-caps during the quarter. After months of being passed over, small-cap stocks were attractively priced. This, coupled with solid profits, sparked a rally among smaller-cap stocks in the waning weeks of the second quarter of 1997. News of a potential balanced budget, strong profits reports in May, and Greenspan's optimistic read on the economy helped buoy stock and bond prices.

  In July, at the beginning of the third quarter, large-cap stocks continued their upward surge, boosted in part by strong global economies and reports of greater-than-expected earnings. The DJIA reached a new high, with the blue-chip index's performance representing its largest-ever point gain for any month in its 101-year history. In fact, the DJIA cleared 8000 for the first time ever. Also in August, the government passed the Taxpayer Relief Act of 1997. The first federal tax cut in 16 years, the act includes a number of provisions benefiting investors nationwide.

Asia Feints . . . and America Blinks

International markets had a mixed first half of the year with some markets producing strong growth and others reflecting currency pressures. During this time, the U.S. dollar strengthened against local currencies. Overseas markets, and particularly Asia, disappointed for the most part in the third quarter, primarily driven by a weak Japanese economy and the devaluation of several Southeast Asian currencies.

 Excess debt, overcapacity and what may have been unwise economic and fiscal policies sparked this devaluation. The resulting currency crisis struck many Southeast Asian economies and then sparked a surprisingly severe crash in Hong Kong. By the fourth quarter of 1997, this sequence of events finally unnerved investors in developed countries. The result: sharp declines in all of the major markets, including the United States. Stocks fell more than 550 points in one day of trading on Oct. 28, 1997.

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PRESIDENT'S LETTER
Liberty Variable Investment Trust
Stein Roe Variable Investment Trust
--------------------------------------------------------------------------------


  The currency crisis in Asia stabilized somewhat in December, with the International Monetary Fund providing resources to South Korea, and several other governments proposing plans to get their economies to a more healthy state. While it appears that these countries are addressing their severe economic problems, we expect that for certain countries, the path to recovery will be long and difficult.

 The International Monetary Fund's actions, coupled with strong domestic growth, helped give investors the confidence to support a recovery in U.S. stock markets. As a result, December gains concluded the third year in a row in which the S&P 500 logged an overall gain of more than 20 percent. In fact, the S&P 500 Index closed 1997 with a 33.35 percent return, while the DJIA posted a
24.91 percent return.

  The biggest market story of the fourth quarter, of course, was the change of fortune that buffeted emerging markets. Emerging markets -- which are concentrated primarily in Asia -- experienced major market downturns. The MSCI EM Index posted a loss of 19.18 percent for the fourth quarter of 1997; it was down by 13.45 percent for the year.

Good News in the Fixed Income Market

An excellent year for bonds rounded out a strong year for domestic markets overall. Bonds performed particularly well in the latter part of 1997, as rising bond prices drove the yield on the 30-year Treasury bond to 5.92 percent on Dec. 31, 1997 -- its lowest point since January 1996. Investors turned to bonds to avoid what they judged to be an overvalued stock market and to profit from a possible drop in interest rates. In addition, with the United States looking at a possible budget surplus in 1998, investors acted to take advantage of a potentially more limited bond supply. The strong dollar encouraged foreign investors to purchase U. S. bonds, which also fueled bonds' upward surge.

Summary

The strong year in large-cap domestic companies continued to produce healthy equity markets in the United States. Growth oriented mutual funds benefited accordingly. Likewise, fixed income funds benefited from the U.S. bond market's strong showing. The small-cap equity market had a harder time this year as investor favor trended toward large-cap growth companies, which tend to have more stable earnings. International markets -- particularly Asia -- struggled amidst the currency crisis that struck in the latter part of the year. Money market fund yields reflected a steady year in money markets as interest rates remained fairly stable.

Going Forward

The last several years have been a great golden era for the United States. The strong economy of the past few years provided an environment in which U. S. investors had the ability to achieve record gains. While disruptions and dislocations in Southeast Asia may have some overlapping effects on the United States, we are hopeful that the impacts on our economy, and the profits of U.S. corporations as a whole, will not be major. What's more, we anticipate any ill effects on other developed Western economies to be somewhat mild over the next several quarters. As a result, we hope for a continued strong U.S. economy, and a favorable investment environment, in coming months.

The Basics

Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.


Sincerely,

/s/ Richard R. Christensen

Richard R. Christensen
President
Jan. 25, 1998

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                               TABLE OF CONTENTS

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                        Liberty Variable Investment Trust
    Portfolio Managers' Discussions:
     Colonial Growth and Income Fund, Variable Series ................     1
     Stein Roe Global Utilities Fund, Variable Series ................     3
     Colonial International Fund for Growth, Variable Series .........     5
     Colonial Strategic Income Fund, Variable Series .................     7
     Colonial U.S. Stock Fund, Variable Series .......................     9
     Newport Tiger Fund, Variable Series .............................    11
     Liberty All-Star Equity Fund, Variable Series ...................    13
     Report of Independent Accountants ...............................    14

    Financial Statements:
     Colonial Growth and Income Fund, Variable Series ................    15
     Stein Roe Global Utilities Fund, Variable Series ................    21
     Colonial International Fund for Growth, Variable Series .........    26
     Colonial Strategic Income Fund, Variable Series .................    33
     Colonial U.S. Stock Fund, Variable Series .......................    40
     Newport Tiger Fund, Variable Series .............................    46
     Liberty All-Star Equity Fund, Variable Series ...................    51

    Notes to Financial Statements ....................................    57


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PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Colonial Growth and Income Fund, Variable Series seeks primarily income and long-term capital growth and, secondarily, preservation of capital.


Fund Performance (as of December 31, 1997)
Inception Date ................................    7/1/93
Assuming reinvestment of all distributions
   12-month total return ......................     28.97%
Net asset value per share on 12/31/96 .........    $13.96
Net asset value per share on 12/31/97 .........    $15.34

Portfolio Managers' Discussion
     John Lennon and Gordon Johnson are portfolio co-managers for Colonial Growth and Income Fund, Variable Series, and vice presidents of Colonial Management Associates, Inc.


What was the investment environment for stocks during the year?
     Over the past 12 months, there have been strong gains in almost all types of equities, marked by pockets of volatility in March, August and October. Throughout the year there were definite changes in the sectors that were performing well. During the first half of the year, large capitalization stocks, such as those in the Standard & Poor's 500 (S&P 500) Index, were strong. In the second half of the period, middle capitalization stocks as represented by the S&P Mid-Cap Index, outperformed large caps. Growth and value stocks also performed differently during the year. Growth stocks outperformed over the first six months, followed by a second half in which value stocks led the way. Despite these variations, over the year as a whole, mid-cap and large-cap stocks offered about the same returns, while growth stocks outperformed value stocks.

What is your current investment strategy?
     By expanding our definition of value investing, our current strategy allows us to more broadly diversify the portfolio. This New ValueTM perspective focuses on a stock's value relative to others in its industry, rather than on an absolute measure of value. Our equity holdings fall into three categories: stocks that offer value; defensive stocks, which are more resilient in down markets; and stocks that offer growth at a reasonable price.

What is your market outlook for the Fund?
     Despite the recent volatility in the stock markets, both here and abroad, the U.S. economy remains sound, which bodes well for domestic stocks. The Fund's well diversified portfolio should continue to benefit the Fund in the future.

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PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


[LINE CHART]

Colonial Growth & Income Fund, Variable Series vs. S&P 500 Index

Change in value of $10,000 from 7/1/93-12/31/97

Average Annual Total Returns on December 31, 1997
     Since Inception           12 Months
          17.40                 28.97%

Colonial Growth & Income
Fund, Variable Series       S&P 500 Index
---------------------       -------------
7/1/93     10000                10000
           10070                 9960
           10530                10337
           10560                10258
           10680                10470
           10410                10370
12/31/93   10501.1              10495
           10855.9              10852
           10703.8              10557
           10338.9              10098
           10420                10227
           10338.9              10394
6/30/94    10115.9              10140
           10399.7              10473
           10784.9              10901
           10582.2              10635
           10572                10873
           10217.3              10478
12/31/94   10421.8              10633
           10536.1              10909
           10941.3              11333
           11180.3              11667
           11460.8              12010
           11793.3              12490
6/30/95    12115.5              12779
           12458.3              13203
           12645.4              13236
           12874                13794
           12884.4              13745
           13476.6              14348
12/31/95   13551.2              14624
           14078.2              15121
           14239.5              15262
           14228.7              15409
           14476.1              15636
           14747.6              16038
6/30/96    14715.3              16099
           14026.3              15389
           14467.7              15714
           14952.1              16597
           15275                17055
           15974.8              18343
12/31/96   15976.1              17979
           16502.5              19102
           16685.6              19252
           15907.4              18463
           16616.9              19564
           17681.2              20760
6/30/97    18539.5              21683
           19558                23408
           19135                22097
           20027                23307
           19432                22529
           19947                23571
12/31/97   20604                23976

Past performance is no guarantee of future results. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

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PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------


Dear Contract Owner:
     Stein Roe Global Utilities Fund, Variable Series seeks current income and long-term growth of capital and income.


Fund Performance (as of December 31, 1997)

Inception Date ................................    7/1/93
Assuming reinvestment of all distributions
   12-month total return ......................    28.75%
Net asset value per share on 12/31/96 .........   $10.70
Net asset value per share on 12/31/97 .........   $11.92

Portfolio Managers' Discussion

     Ophelia Barsketis and Deborah Jansen are portfolio co-managers of Stein Roe Global Utilities Fund, Variable Series.


What was the environment like in 1997?

     Low inflation, low or falling interest rates in many areas of the world and good economic growth, particularly in the U.S., Europe and Latin America, combined to provide a favorable environment during most of the period. In the U.S., those utility companies that cut costs and restructured their operations to increase their competitiveness in advance of deregulation performed well. A number of European utility stocks benefited from improving economic growth and efforts to privatize many state-owned utilities. Latin American utilities, which sought to fulfill pent up demand for basic electric and telephone services also performed well.

     However, during the last several months of the year, a currency crisis in Southeast Asia had a negative spillover effect on markets world-wide and volatility increased. This event did not cause us to alter our investment strategy--we maintained our conservative focus on a diversified group of well-managed utility companies with good growth prospects in a variety of countries. We believe that these market events may present the Fund with buying opportunities over the near term and we will look closely at stocks in areas where economic growth and market prospects appear favorable.

What impact did the sectors have on performance during the period?
     The portfolio is divided among the three major utility sectors: electricity, telecommunications and gas/water. During the period, the telecommunications sector offered the best value, often at the expense of the electric sector, particularly in the U.S., where future deregulation and increased competition limited upside potential. The portfolio benefited from individual stock selection within the telecommunications sector.

What is your outlook for the year ahead?
     The utility supply and demand balance in many emerging nations is so tight that any event that limits a utility's ability to service its customers has a broad impact. Many utility services that we take for granted, such as running water, private telephones and electricity, are less reliable in these countries and utilities that are able to efficiently service this pent up demand should do well.

     Elsewhere in the world, privatization and deregulation present utility companies with new opportunities. We have already found value in the independent power producer (IPP) sector of the electricity sector. As utility companies worldwide are unable to generate sufficient electricity to keep pace with growth in electric transmission needs, IPPs are able to fill this gap by providing an independent source of electricity. The portfolio has owned IPPs, and has avoided large exposure to traditional domestic electric utility stocks, which we believe have less attractive earnings growth potential.

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PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

[LINE CHART]

Stein Roe Global Utilities Fund, Variable Series vs. MSCI World ND Index and S&P Utilities Index

Change in value of $10,000 from 7/1/93-12/31/97

Average Annual Total Returns on December 31, 1997
       Since Inception         12 Months
           11.53%               28.75%

        Stein Roe Global
        Utilities Fund,
        Variable Series      S&P Utilities   MSCI World ND
        ---------------      -------------   -------------
7/31/93        10000             10000           10000
               10110             10232           10203
               10350             10727           10669
               10260             10700           10469
               10120             10681           10755
                9670             10143           10144
12/31/93        9830             10090           10638
                9667             10156           11337
                9219              9582           11188
                8954              9257           10703
                9148              9489           11031
                8761              9232           11057
6/30/94         8577              9255           11024
                8883              9566           11231
                8913              9536           11567
                8699              9299           11260
                8812              9371           11578
                8771              9237           11073
12/31/94        8820              9289           11178
                9353             10012           11007
                9418              9993           11165
                9364              9930           11701
                9560             10301           12106
                9995             10622           12207
6/30/95        10060             10667           12200
               10136             10941           12808
               10376             11164           12520
               10930             11864           12882
               11180             12116           12676
               11387             12248           13113
12/31/95       11921             13109           13494
               12148             13281           13735
               11864             12761           13816
               11751             12486           14043
               11660             12635           14371
               11682             12606           14380
6/30/96        12125             13115           14450
               11682             12266           13936
               11739             12552           14094
               11785             12673           14642
               12239             13303           14742
               12625             13601           15565
12/31/96       12699             13518           15313
               12984             13585           15494
               13150             13471           15670
               12699             13063           15357
               12794             12843           15856
               13233             13416           16832
6/30/97        13625             13830           17668
               13850             14132           18479
               13542             13896           17240
               14183             14494           18174
               14373             14620           17214
               15619             15674           17516
12/31/97       16350             16851           17727


Past performance is no guarantee of future results. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International World Index ND is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

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PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Colonial International Fund for Growth, Variable Series seeks long-term capital growth, by investing primarily in non-U.S. equity securities. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.


Fund Performance (as of December 31, 1997)

Inception Date ................................   5/2/94
Assuming reinvestment of all distributions
   12-month total return ......................    (3.27)%
Net asset value per share on 12/31/96 .........    $1.96
Net asset value per share on 12/31/97 .........    $1.78

Portfolio Manager's Discussion

     David Harris is portfolio manager of Colonial International Fund for Growth, Variable Series and vice president of Stein Roe & Farnham Incorporated. He is also an investment management principal with Stein Roe Global Capital Management, a division of Stein Roe & Farnham Incorporated.


What was your investment strategy like during the last 12 months?

     We remained committed to our value-oriented investment strategy. We continued to favor smaller companies that are not closely followed by the equity analyst community and that may be overlooked by many investors. These stocks have a tendency to be underpriced relative to their operating and/or financial strength.

     In the past, Southeast Asia was a source of attractively priced stocks with long-term growth potential and strong financial and operating characteristics. Earlier in the year as valuations became less compelling, we reduced our positions in Southeast Asia. In our opinion, heightened investor enthusiasm caused many of these stocks to shift from under- to over-valued. However, as the Southeast Asian currency crisis emerged during the last part of the period, dramatic reductions in share prices have made many of these stocks attractive once again, despite near-term economic uncertainty.


     The Fund's strategy is to diversify across countries and industries to reduce risk and invest in rapidly growing economies. The Fund's Asian exposure has aided returns in the past because of the previous high economic growth in the region. We believe that in the long term, Asia could recover and the current slowdown is reflected in share prices. We also believe that small- and middle-capitalization companies could continue to offer good investment opportunities.


What is your market outlook?

     Our strategy focuses on buying shares of smaller, lesser known companies with good long-term growth potential. We have a strong understanding of their businesses and we purchase these companies at a price that suggests that management can create shareholder value. Although we remain confident in the long-term value of this strategy, it hampered the Fund's performance during the past year.

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PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------


[LINE CHART]

Colonial International Fund for Growth, Variable Series vs. Morgan Stanley Capital International EAFE Index

Change in value of $10,000 from 5/2/94-12/31/97

Average Annual Total Returns on December 31, 1997

Since Inception                12 Months
     0.45%                     (3.27)%

  Colonial International Fund
   For Growth, Variable Series     MSCI EAFE
   ---------------------------     ---------

5/2/94       10000                   10000
              9900                    9771
6/30/94       9700                    9766
              9950                    9993
             10250                   10162
              9950                    9805
             10000                   10103
              9550                    9653
12/31/94      9400                    9726
              8850                    9477
              8700                    9466
              8850                    9895
              9100                   10337
              9100                   10237
 6/30/95      9050                   10123
              9550                   10785
              9550                   10334
              9700                   10457
              9550                   10154
              9700                   10368
 12/31/95     9950                   10811
              9899.49                10949
              9899.49                10981
             10102                   11127
             10657.1                 11473
             10556.1                 11304
 6/30/96     10607                   11393
             10203                   11066
             10354.1                 11059
             10455.1                 11364
             10203                   11239
             10607                   11719
 12/31/96    10509                   11636
             10562.3                 11417
             10670                   11496
             10670                   11715
             10616                   11687
             11420.2                 12296
 6/30/97     12010                   13028
             12064                   13315
             11226                   12359
             11655                   13153
             10635                   12181
             10313                   12131
12/31/97     10165                   12307


Past performance is n o guarantee of future results. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International EAFE ND Index is a widely recognized index that tracks the performance of international stocks by market capitalization. Indexes are not inves tments, do not incur fees or expenses and are not professionally managed.

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PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund,
Variable Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Colonial Strategic Income Fund, Variable Series seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities. The Fund may invest a substantial portion of its assets in high yield, high risk bonds (commonly referred to as "junk bonds") and therefore may not be suitable for all investors. Purchasers should carefully assess the risks associated with an investment in the Fund.


Fund Performance (as of December 31, 1997)

Inception Date ................................   7/5/94
Assuming reinvestment of all distributions
   12-month total return ......................     9.11%
Net asset value per share on 12/31/96 .........   $11.04
Net asset value per share on 12/31/97 .........   $11.15

Portfolio Manager's Discussion
     Carl Ericson is portfolio manager of Colonial Strategic Income Fund, Variable Series. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. and director of the Taxable Fixed Income Department.


What was the Fund's investment strategy in 1997?


High Yield Corporate Bonds
     During the past 12 months, high yield corporate bonds benefited from the stable economy and performed extremely well. Issuing companies were able to refinance at relatively low interest rates. The market drew its strength from the resulting cash flow and liquidity of these companies. Credit quality among high yield bonds remains solid with default rates at historic lows of less than 2%.

International Arena
     In the international arena, the Fund invested primarily in European bonds. However, the return on some of these--and other foreign government bonds--fell below the return of U.S. Treasurys. Because we believed that investors were no longer adequately compensated for some overseas investments, we eliminated positions in South Africa and Italy and reduced holdings in other foreign government markets.

U.S. Treasury Market
     Uncertainty in the world's markets, particularly in Asia, resulted in an increased demand for the security of the U.S. Treasury market. This trend has driven Treasury prices up and pushed yields down. The Fund's management also turned to U.S. Treasurys in the face of concern about the future pace of economic activity.

What is your market outlook?
     Our outlook for the coming year is positive. A modest interest rate decline coupled with slowing growth in the economy should be favorable. We remain committed to investing at least 20%, but not more than 50%, in each of the three bond sectors--U.S. Treasurys, high yield bonds and international bonds. These ranges allow us to seek out the best performing bonds, while maintaining diversification. As the markets move, we assess the benefits and risks and shift assets to the fixed income sector we believe has the most promising combination of total return, yield and risk.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

[LINE CHART]

Colonial Strategic Income Fund, Variable Series vs. Lehman Brothers Government/Corporate Bond Index

Change in value of $10,000 from 7/31/94-12/31/97


Average Annual Total Returns on December 31, 1997
     Since Inception           12 Months
          9.11%                10.84%

    Colonial Growth & Income
    Fund, Variable Series          S&P 500 Index
    ---------------------          -------------
7/31/94        10000                  10000
               10049.6                10004
9/30/94        10009.9                 9853
               10049.6                 9842
                9940.48                9824
12/31/94       10029.4                 9889
               10162.6                10079
               10408.5                10312
3/31/95        10592.9                10382
               10787.5                10526
               11084.6                10968
6/30/95        11135.9                11055
               11238.3                11013
               11238.3                11154
9/30/95        11432.9                11267
               11586.6                11432
               11699.3                11620
12/31/95       11864.9                11792
               12037.6                11865
               11940.4                11613
3/31/96        11886.5                11516
               11940.4                11437
               11951.2                11418
6/30/96        12026.8                11570
               12124                  11597
               12264.3                11568
9/30/96        12512.6                11774
               12707                  12049
               13009.3                12271
12/31/96       13030.8                12134
               12995.4                12148
               13089.9                12174
3/31/97        12901                  12029
               13066.3                12205
               13278.7                12319
6/30/97        13467.6                12467
               13786                  12848
               13692                  12704
9/30/97        13987                  12904
               14011                  13111
               14081                  13180
12/31/97       14218                  13318

Past performance is no guarantee of future results. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Colonial U.S. Stock Fund, Variable Series seeks long-term capital growth by investing primarily in large capitalization equity securities.


Fund Performance (as of December 31, 1997)

Inception Date ................................   7/5/94
Assuming reinvestment of all distributions
   12-month total return ......................    32.23%
Net asset value per share on 12/31/96 .........   $14.22
Net asset value per share on 12/31/97 .........   $16.29

Portfolio Manager's Discussion

     Mark Stoeckle is portfolio manager of Colonial U.S. Stock Fund, Variable Series. Mr. Stoeckle is a vice president of Colonial Management Associates, Inc.

What was the investment environment like in 1997?

     The first half of the period was very strong for large company stocks. However, the Asian currency crisis had a negative effect on the U.S. markets during the second half of the period. On two consecutive days the Dow Jones Industrial Average posted its largest single-day point decline in history, followed by its largest single-day point gain. By the end of the period, large company stocks regained most of their losses, illustrating their dominance over smaller company stocks which continued to lag.

What was your investment strategy in 1997?

     We focused on high quality, large-cap stocks with good long-term growth potential. Large companies continued to make productivity gains while focusing on their core capabilities. Many companies are strategically better run today than ever in their histories. We believe that these factors should have a favorable effect on earnings growth in the future.

What sectors had an impact on Fund performance?

     Early in the period, we believed several technology stocks had become overpriced and no longer offered attractive values. We sold several of our technology stocks and invested the proceeds in financial service stocks that offered greater potential for earnings growth. Shareholders benefited from this strategic shift as technology stocks lost ground during the second half of the period and financial institutions' outperformed the market.

What is your market outlook?

     The events of the past six months have left investors wondering what lies ahead for the financial markets. The currency and financial crises in Asia continue to play out and while we think that earnings growth may be affected, it is too early to predict the extent of the impact. A number of factors have led us to believe there is still room for large company stocks to generate attractive earnings growth, although at a slower pace than over the last three years. The economy is still growing, inflation is low and companies continue to utilize technology to improve productivity and cut costs. However, we think that stock selection will become more important in 1998 as a "rising tide" may not continue to carry all stocks along with it. We believe we have a superior approach to stock selection, as reflected by our core investment strategy and are confident in our ability to continue to find attractively valued, high quality stocks.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------

[LINE CHART]

Colonial U.S. Stock Fund, Variable Series vs. S&P 500 Index


Change in value of $10,000 from 7/1/94-12/31/97

Average Annual Total Returns on December 31, 1997
Since Inception              12 Months
    25.00%                    32.23%

       Colonial U.S. Stock
       Fund, Variable Series   S&P 500 Index
       ---------------------   -------------
7/31/94        10000                  10000
               10399.6                10409
               10194.9                10155
               10360.6                10383
                9990.25               10005
12/31/94       10175                  10153
               10433                  10416
               10848.7                10822
               11136                  11140
               11363.9                11468
               11770.1                11926
6/30/95        12027.7                12202
               12443.8                12607
               12394.2                12638
               12810.3                13171
               12760.8                13124
               13246.3                13700
12/31/95       13196.7                13964
               13549.1                14439
               13816                  14573
               13890.7                14713
               14403.2                14930
               14744.9                15314
6/30/96        14424.6                15373
               13730.6                14694
               14189.7                15004
               14883.7                15848
               15257.4                16285
               16346.4                17515
12/31/96       16078.8                17168
               17254.8                18240
               17243                  18383
               16553.7                17629
               17435.7                18681
               18430.7                19823
6/30/97        19131.8                20704
               20658                  22351
               19946                  21100
               20975                  22255
               20014                  21512
               20828                  22507
12/31/97       21261                  22893

Past performance is no guarantee of future results. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Newport Tiger Fund, Variable Series seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

Fund Performance (as of December 31, 1997)

Inception Date ................................        5/1/95
Assuming reinvestment of all distributions
   12-month total return ......................        (31.14)%
Net asset value per share on 12/31/96 .........         $2.52
Net asset value per share on 12/31/97 .........         $1.71

Portfolio Managers' Discussion

     Jack Mussey is president and chief executive officer of Newport Fund Management, Inc. and portfolio co-manager of Newport Tiger Fund, Variable Series. Tim Tuttle is managing director of Newport Fund Management and portfolio co-manager of Newport Tiger Fund, Variable Series. While the Tiger markets are subject to risks not associated with more developed countries, the Fund's management team has more than 20 years of investment experience in the region.

What was the Fund's strategy during the year?

     Our top-down investment approach, whereby we first select the high quality countries followed by the high quality companies within those countries, has served the portfolio well. We began the period with a sizable investment in Hong Kong and Singapore. Both markets contain quality growth companies with strong balance sheets--the kind of companies we favor. However, as the Thai currency crisis emerged and unmasked a precarious banking system, we suspected its potential spread to other markets and we shifted additional assets into Hong Kong and Singapore.

     We reduced the number of stocks in the portfolio. These stocks represent companies that we believe are among the best managed, best capitalized growth businesses in Asia. In particular, we believe the utility sector has strong growth potential. In Hong Kong, utilities enjoy a favorable regulatory environment, as well as steady demand that we expect will increase as residential building activity increases.

What is your market outlook?

     The magnitude of the Asian market and currency declines of 1997 indicate serious financial problems, but we believe that this crisis should pass. However, we are not comfortable predicting a quick turnaround in the seriously weak economies of Thailand, Indonesia and South Korea. We question their governments' will to take painful steps of economic restructuring that may result in political or social unrest. On the other hand, we believe currencies should stabilize as imports stagnate and exports grow. This could attract foreign capital to help recapitalize the banking and industrial sectors of these economies.

     We also believe that Hong Kong should benefit from its association with China. China's huge economy is rich in terms of foreign reserves, high savings and significant export activity. More importantly, we believe China has both the political capability and the will to stimulate its economy. We expect lower interest rates, more accessible credit and improved liquidity. In addition, strong, ongoing productivity gains have made Chinese exports very competitive with those of other nations. We anticipate that many Hong Kong companies will experience increased business and asset flows from China's growing economy.

     In keeping with our quality philosophy, we intend to continue to emphasize Hong Kong and Singapore in the portfolio. Weakness in these two markets over the past six months can be largely attributed to a spillover of shaken investor trust in the region. We believe that Hong Kong will continue to defend its currency and that weakness resulting from market speculators will be dealt with swiftly by the Hong Kong Currency Board. Over the long term, we believe that Hong Kong will benefit from its commitment to its currency, a growing property development sector and its close connection with China.

     We believe that the Tiger markets will once again generate attractive returns over the longer term and we appreciate your patience and long-term support.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

[LINE CHART]

Newport Tiger Fund, Variable Series vs. Morgan Stanley Capital
International EAFE GDP

Change in value of $10,000 from 5/1/95-12/31/97

Average Annual Total Returns on December 31, 1997
     Since Inception             12 Months
         (4.47)%                  (31.14)%

          Newport Tiger Fund,
          Variable Series       MSCI EAFE GDP
          ---------------       -------------
5/1/95          10000                10000
                11100                 9903.33
6/30/95         10900                 9792.82
                11200                10432.9
                10850                 9997.2
9/30/95         11050                10115.8
                11000                 9822.6
                11050                10029.6
12/31/95        11500.4              10458.8
                12660.6              10591.7
                12559.7              10623.3
3/31/96         12559.7              10764.1
                12509.3              11099.3
                12458.8              10935.4
6/30/96         12206.6              11021.2
                11550.9              10704.8
                11954.4              10698.9
9/30/96         12307                10993.1
                12206.6              10872.8
                12811.9              11337.3
12/31/96        12849.7              11256.6
                12747.7              11045
                12747.7              11121
3/31/97         11982.9              11333.3
                11778.9              11305.5
                12850                11895
6/30/97         13462                12603
                13666                12881
                11321                11956
9/30/97         11678                12724
                 9026                11784
                 8873                11736
12/31/97         8848                11906


Past performance is no guarantee of future results. Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower. The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) GDP Index is a broad based, unmanaged index that tracks the performance of foreign stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------


Dear Contract Owner:

     Liberty All-Star Equity Fund, Variable Series seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

Fund Performance (as of December 31, 1997)

Inception Date ................................. 11/17/97
Assuming reinvestment of all distributions total
   return ......................................     0.80%
Net asset value per share on 12/31/97 ..........   $10.07

Manager's Discussion

     Liberty Asset Management Company ("LAMCO") is the manager of the Fund. No one individual at LAMCO is responsible for LAMCO's investment management of the Fund.

What is your investment strategy?

     The Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organization's ("Portfolio Managers")--currently five in number--each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

     (i) Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

     (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

     (iii) Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and he investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

     (iv) more consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

     LAMCO, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of several hundred professional investment management firms, has selected for appointment by the Fund a group of Portfolio Managers representing a blending of different styles which, in its opinion, is appropriate to the Fund's investment objective.

     LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel.

     The Fund's current Portfolio Managers are:

     J.P. Morgan Investment Management Inc.
     Oppenheimer Capital
     Palley-Needelman Asset Management, Inc.
     Westwood Management Corp.
     Wilke/Thompson Capital Management, Inc.

What is your market outlook?

     LAMCO and the Portfolio Managers generally believe that a continuation of current favorable conditions for the domestic equities markets is possible, even likely, with the turmoil in Asia being the most obvious "wild card" in 1998. More important, especially to variable annuity investors seeking to accumulate retirement funds over a period of years, is the long-term outlook for equities. And we continue to believe that a style-diversified portfolio of quality equity securities is the best core holding for the long term.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
Liberty Variable Investment Trust


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the seven series constituting Liberty Variable Investment Trust (the "Trust"), formerly Keyport Variable Investment Trust, at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
February 13, 1998

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------


                                  Country
                                  Abbrev.   Shares       Value
                                 --------- -------- ---------------
COMMON STOCKS--88.6%
Construction--3.1%
Building Construction
Centex Corp. ...................            24,600   $  1,548,262
Hollandsche Beton Groep
   N.V. (a) ....................     Ne     68,500      1,274,340
Koninklijke Volker Wessels
   Stevin N.V. .................     Ne     12,000        373,057
Lennar Corp. ...................             5,300        114,281
                                                     ------------
                                                        3,309,940
                                                     ------------
Finance, Insurance & Real Estate--19.9%
Depository Institutions--7.9%
Astoria Financial Corp. ........            31,000      1,728,250
Bank of Montreal ...............     Ca     17,300        766,643
Commerce Bancshares, Inc. ......             1,433         97,086
Den Danske Bank ................     De      3,000        399,860
First Empire State Corp. .......               300        140,400
Greenpoint Financial Corp. .....            42,500      3,083,906
Jyske Bank .....................     De      3,000        365,699
National Australia Bank Ltd.         Au     38,800        541,296
Toronto Dominion Bank ..........     Ca     34,100      1,285,712
                                                      -----------
                                                        8,408,852
                                                     ------------
Insurance Carriers--8.8%
Allstate Corp. .................            13,100      1,190,462
American Bankers Insurance
   Group, Inc. .................            50,400      2,315,250
CMAC Investment Corp. ..........             5,000        301,875
Cigna Corp. ....................             6,400      1,107,600
Mercury General Corp. ..........            23,600      1,303,900
Old Republic International
   Corp. .......................            25,400        944,562
Orion Capital Corp. ............             2,500        116,563
Sunamerica, Inc. ...............            21,600        923,400
Travelers Group, Inc. ..........            21,750      1,171,781
                                                     ------------
                                                        9,375,393
                                                     ------------
Nondepository Credit Institution--0.2%
Money Store, Inc. (The) ........            10,600        222,600
                                                     ------------
Real Estate--0.1%
LNR Property Corp. .............             5,300        125,212
                                                     ------------
Security Brokers & Dealers--2.9%
A.G. Edwards, Inc. .............            51,300      2,039,175
Merrill Lynch & Co., Inc. ......            15,000      1,094,062
                                                     ------------
                                                        3,133,237
                                                     ------------
Manufacturing--40.0%
       Apparel--0.1%
Gamma Holding N.V. .............     Ne      3,000        152,480
                                                      -----------
Chemicals & Allied Products--8.5%
Akzo Nobel N.V. ADR ............     Ne     14,074      1,222,679
Bristol-Myers Squibb Co. .......            22,800      2,157,450
Dow Chemical Co. ...............            15,700      1,593,550

                                  Country
                                  Abbrev.   Shares       Value
                                 --------- -------- ---------------
Ecolab, Inc. ...................             6,000   $    332,625
International Specialty
   Products, Inc. (a) ..........            15,000        224,062
Johnson & Johnson ..............            22,800      1,501,950
Merck & Co., Inc. ..............            16,200      1,721,250
Norsk Hydro A.S. ADR ...........     No      7,100        362,100
                                                      -----------
                                                        9,115,666
                                                     ------------
Communications Equipment--0.1%
Ericsson Spa ...................     It      3,000        131,289
                                                      -----------
Electronic Components--0.6%
SCI Systems, Inc. (a) ..........            14,600        636,013
                                                     ------------
Fabricated Metal--1.6%
Danaher Corp. ..................             4,000        253,750
Harsco Corp. ...................            35,000      1,509,375
                                                     ------------
                                                        1,763,125
                                                     ------------
Food & Kindred Products--0.1%
Lancaster Colony Corp. .........             2,000        112,750
                                                     ------------
Furniture & Fixtures--0.9%
Herman Miller, Inc. ............            12,000        655,500
Johnson Controls, Inc. .........             6,000        286,500
                                                     ------------
                                                          942,000
                                                     ------------
Machinery & Computer Equipment--9.1%
Caterpillar, Inc. ..............            18,200        883,837
Compaq Computer Corp. ..........            31,200      1,760,850
Cummins Engine Co., Inc. .......            27,500      1,624,219
EMC Corp. (a) ..................            20,000        548,750
Silicon Graphics, Inc. (a) .....            10,000        124,375
Storage Technology Corp. (a)                 9,000        557,438
Sun Microsystems, Inc. (a) .....            72,800      2,902,900
Timken Co. .....................            30,000      1,031,250
Tyco International Ltd. ........             5,800        261,363
                                                     ------------
                                                        9,694,982
                                                     ------------
Measuring & Analyzing Instruments--0.9%
Raytheon Co., Class A ..........               529         26,101
Raytheon Co., Class B ..........             4,600        232,300
Tektronix, Inc. ................            17,500        694,531
                                                     ------------
                                                          952,932
                                                     ------------
Miscellaneous Manufacturing--1.4%
Callaway Golf Co. ..............            36,200      1,033,962
Hasbro, Inc. ...................            16,000        504,000
                                                     ------------
                                                        1,537,962
                                                     ------------
Petroleum Refining--5.9%
Amerada Hess Corp. .............            17,600        965,800
Exxon Corp. ....................             8,800        538,450
Mobil Corp. ....................            13,000        938,438
Murphy Oil Corp. ...............             5,000        270,938
Phillips Petroleum Co. .........            34,100      1,658,113
Sun Co., Inc. ..................            18,000        757,125
USX-Marathon Group .............            35,800      1,208,250
                                                     ------------
                                                        6,337,114
                                                     ------------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------


                                          Country
                                          Abbrev.   Shares       Value
                                         --------- -------- ---------------
Primary Metal--0.7%
Asarco, Inc. ...........................            29,700   $    666,394
Bethlehem Steel Corp. (a) ..............            12,000        103,500
                                                             ------------
                                                                  769,894
                                                             ------------
Primary Smelting--1.0%
Phelps Dodge Corp. .....................            17,400      1,083,150
                                                             ------------
Printing & Publishing--0.6%
Moore Corp. Ltd. .......................             8,200        124,025
Wallace Computer Services,
   Inc. ................................            12,000        466,500
                                                             ------------
                                                                  590,525
                                                             ------------
Rubber & Plastic--1.1%
Goodyear Tire & Rubber Co.                           6,000        381,750
Hanna (M.A.) Co. .......................             7,000        176,750
Illinois Tool Works, Inc. ..............            10,000        601,250
                                                             ------------
                                                                1,159,750
                                                             ------------
Tobacco Products--0.8%
Gallaher Group PLC ADR ................. UK         41,100        878,512
                                                             ------------
Transportation Equipment--6.6%
Eaton Corp. ............................            13,000      1,160,250
Equipements et Composants
   pour l'Industrie
   Automobile .......................... Fr          2,050        411,804
Fleetwood Enterprises, Inc. ............            13,900        589,881
Ford Motor Co. .........................            15,500        754,656
General Dynamics Corp. .................            12,200      1,054,537
General Motors Corp. ...................             8,300        503,187
Harley-Davidson, Inc. ..................            12,000        328,500
Textron, Inc. ..........................            27,000      1,687,500
Thiokol Corp. ..........................             6,500        528,125
                                                             ------------
                                                                7,018,440
                                                             ------------
Mining & Energy--0.3%
Metal Mining
Cleveland-Cliffs, Inc. .................             6,700        306,944
                                                             ------------
Retail Trade--5.9%
Apparel & Accessory Stores--0.2%
Koninklijke Bijenkorf Beheer             Ne          3,000        188,009
Macintosh N.V. ......................... Ne          3,000         65,137
                                                             ------------
                                                                  253,146
                                                             ------------
Food Stores--1.6%
Kroger Corp. (a) .......................            12,500        461,719
Vendex International N.V. .............. Ne         22,700      1,253,457
                                                             ------------
                                                                1,715,176
                                                             ------------
General Merchandise Stores--0.4%
Family Dollar Stores, Inc. .............            16,000        469,000
                                                             ------------
Home Furnishings & Equipment--0.5%
CompUSA, Inc. ..........................            16,500        511,500
                                                             ------------

                                          Country
                                          Abbrev.   Shares       Value
                                         --------- -------- ---------------
Miscellaneous Retail--3.2%
Office Depot, Inc. (a) .................            45,000   $  1,077,188
OfficeMax, Inc. (a) ....................            20,000        285,000
Rite Aid Corp. .........................             9,000        527,625
U.S. Office Products Co. (a) ...........            37,500        726,563
Walgreen Co. ...........................            24,400        765,550
                                                             ------------
                                                                3,381,926
                                                             ------------
Services--9.6%
Business Services--1.5%
Omnicom Group, Inc. ....................            38,800      1,644,150
                                                             ------------
Computer Related Services--2.0%
BMC Software, Inc. (a) .................             9,000        590,625
Cadence Design Systems,
   Inc. (a) ............................            33,300        815,850
HBO & Co. ..............................            14,400        690,300
                                                             ------------
                                                                2,096,775
                                                             ------------
Engineering, Accounting, Research &
    Management--1.1%
Corrections Corp. of
   America (a) .........................            15,600        583,050
International-Muller N.V. .............. Ne         18,400        579,284
                                                             ------------
                                                                1,162,334
                                                             ------------
Health Services--5.0%
Lincare Holdings, Inc. (a) .............             9,300        530,100
Tenet Healthcare Corp. (a) .............            54,700      1,811,938
Universal Health Services,
   Inc., Class B (a) ...................            58,500      2,946,938
                                                             ------------
                                                                5,288,976
                                                             ------------
Transportation, Communication, Electric,
   Gas & Sanitary Services--8.2%
Air Transportation--1.4%
Continental Airlines,
   Class B (a) .........................            15,000        721,875
U.S. Airways Group, Inc. (a)                        12,700        793,750
                                                             ------------
                                                                1,515,625
                                                             ------------
Communications--2.4%
Ameritech Corp. ........................            19,700      1,585,850
Bell Atlantic Corp. ....................             5,000        454,375
BellSouth Corp. ........................             9,000        506,812
                                                             ------------
                                                                2,547,037
                                                             ------------
Electric, Gas & Sanitary Services--1.2%
Enova Corp. ............................            13,500        365,344
Gas y Electricidad SA .................. Sp          4,550        328,358
TransCanada Pipelines ..................            26,300        588,463
                                                             ------------
                                                                1,282,165
                                                             ------------
Electric Services--1.5%
Boston Edison Co. ......................            19,000        719,625
DTE Energy Co. .........................             3,100        107,531
NIPSCO Industries, Inc. ................            16,400        810,775
                                                             ------------
                                                                1,637,931
                                                             ------------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------


                                       Country
                                       Abbrev.   Shares       Value
                                      --------- -------- ---------------
Motor Freight & Warehousing--0.8%
CNF Transportation ..................               21,000   $    803,250
                                                             ------------
Sanitary Services--0.7%
Severn Trent Water PLC ..............    UK         23,750        382,905
United Utilities PLC ................    UK         25,100        322,743
                                                             ------------
                                                                  705,648
                                                             ------------
Water Transportation--0.2%
Tidewater, Inc. .....................                4,000        220,500
                                                             ------------
Wholesale Trade--1.6%
Durable Goods--1.5%
Arrow Electronics, Inc. (a) .........               27,000        875,812
Beers N.V. ..........................    Ne          7,235        246,343
CHS Electronics, Inc. (a) ...........               13,000        222,625
Marshall Industries (a) .............               10,300        309,000
                                                             ------------
                                                                1,653,780
                                                             ------------
Nondurable Goods--0.1%
Universal Corp. Holding Co.                          1,700         69,913
                                                             ------------
Total Common Stocks
   (cost of $67,792,278) .............................         94,717,594
                                                             ------------

                                                    Par
                                                ----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--6.9%
U.S. Government Agencies--5.1%
Federal Home Loan Mortgage
   Corp., 6.500% 01/01/26 .........             $1,625,792   1,606,982
                                                             ---------
Federal National Mortgage
   Association:
 6.000% 12/01/08 ..................              1,708,462   1,681,229
 6.500% 12/01/23 ..................              2,263,483   2,235,190
                                                                     -
                                                             3,916,419
                                                             ---------

                                               Par               Value
                                          -------------     ---------------
U.S. Government Obligations--1.8%
U.S. Treasury Notes, 7.875%
   04/15/98 ............................. $1,895,000         $  1,907,734
                                                             ------------
Total U.S. Government & Agency
   Obligations
  (cost of $7,478,843) ..............................           7,431,135
                                                             ------------
TOTAL INVESTMENTS--95.5%
  (cost of $75,271,121) (b) .........................         102,148,729
                                                             ------------
SHORT-TERM OBLIGATIONS--7.4%
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   12/31/97, due 01/02/98 at
   6.600%, collateralized by U.S.
   Treasury notes with various
   maturities to 2016, market
   value $8,078,132 (repurchase
   proceeds $7,898,895) .................  7,896,000            7,896,000
                                                             ------------
  Other Assets & Liabilities, Net--(2.9)%                      (3,135,387)
                                                             ------------
 Net Assets--100.0% .................................        $106,909,342
                                                             ============


Notes to Investment Portfolio:

(a) Non-income producing.


(b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1997 is as follows:

        Gross unrealized appreciation    $ 28,426,329
        Gross unrealized depreciation      (1,548,721)
                                         ------------
        Net unrealized appreciation      $ 26,877,608
                                         ============


                       Summary of Securities by Country


                                                                   % of Total
                                      Country                      Securities
Summary of Securities by Country      Abbrev.         Value         at Value
----------------------------------   ---------   --------------   -----------
United States ...........                      $ 90,617,022        88.7%
Netherlands .............             Ne          5,354,786         5.2
Canada ..................             Ca          2,052,355         2.0
United Kingdom ..........             UK          1,584,160         1.6
Denmark .................             De            765,559         0.8
Australia ...............             Au            541,296         0.5
France ..................             Fr            411,804         0.4
Norway ..................             No            362,100         0.4
Spain ...................             Sp            328,358         0.3
Italy ...................             It            131,289         0.1
                                               ------------       -----
                                               $102,148,729       100.0%
                                               ============       =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


      Acronym                Name
     ---------   ----------------------------
     ADR         American Depositary Receipt



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $75,271,121).......................    $102,148,729
Short-term obligations ..........................................................       7,896,000
Cash (including foreign currencies) .............................................          13,098
Dividends, tax reclaims and interest receivable .................................         170,748
Receivable for fund shares sold .................................................          71,203
Unamortized organization expenses ...............................................           2,663
Other assets ....................................................................          10,321
                                                                                     ------------
  Total assets ..................................................................     110,312,762
                                                                                     ------------
Liabilities:
Payable for investments purchased ...............................................       2,360,210
Payable for fund shares repurchased .............................................         957,396
Management fee payable ..........................................................          57,721
Bookkeeping fee payable .........................................................           3,845
Transfer agent fee payable ......................................................             625
Accrued expenses payable ........................................................          23,623
                                                                                     ------------
  Total liabilities .............................................................       3,403,420
                                                                                     ------------
Net assets ......................................................................    $106,909,342
                                                                                     ============
Net assets represented by:
 Paid-in capital ................................................................    $ 80,070,546
 Accumulated overdistributed net investment income ..............................         (31,448)
 Accumulated net realized gains on investments and foreign currency transactions           39,795
 Net unrealized appreciation on investments and foreign currency transactions ...      26,830,449
                                                                                     ------------
Total net assets applicable to shares of beneficial interest outstanding ........    $106,909,342
                                                                                     ============
Shares of beneficial interest outstanding .......................................       6,969,039
                                                                                     ============
Net asset value per share .......................................................          $15.34
                                                                                           ======


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1997
--------------------------------------------------------------------------------


Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $47,378)     $ 1,484,827
Interest income ...........................................................         903,088
                                                                                -----------
  Total investment income .................................................       2,387,915
                                                                                -----------
Expenses:
 Management fee ...........................................................         605,151
 Bookkeeping fee ..........................................................          43,653
 Transfer agent fee .......................................................           7,500
 Audit fee ................................................................          17,580
 Printing expense .........................................................          12,624
 Trustees' expense ........................................................           9,240
 Custodian fee ............................................................          16,313
 Legal fee ................................................................          12,285
 Amortization of organization expense .....................................           5,369
 Miscellaneous expense ....................................................           4,823
                                                                                -----------
  Total expenses ..........................................................         734,538
                                                                                -----------
Net investment income .....................................................       1,653,377
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments ........................................      14,229,486
 Net realized losses on foreign currency transactions .....................          (5,695)
 Unrealized appreciation on investments and foreign currency transactions .       7,164,338
                                                                                -----------
Net increase in net assets resulting from operations ......................     $23,041,506
                                                                                ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                                                       Year Ended         Year Ended
                                                                                      December 31,       December 31,
                                                                                          1997               1996
                                                                                    ----------------   ---------------
Operations:
 Net investment income ..........................................................    $   1,653,377      $  1,667,134
 Net realized gains on investments ..............................................       14,229,486         3,883,301
 Net realized gains (losses) on foreign currency transactions ...................           (5,695)           10,848
 Unrealized appreciation on investments and foreign currency transactions .......        7,164,338         8,029,922
                                                                                     -------------      ------------
 Net increase in net assets resulting from operations ...........................       23,041,506        13,591,205
                                                                                     -------------      ------------
Distributions declared from:
 Net investment income ..........................................................       (1,645,577)       (1,744,707)
 In excess of net investment income .............................................          (30,753)               --
 Net realized gains .............................................................      (14,188,931)       (3,888,095)
                                                                                     -------------      ------------
 Total distributions ............................................................      (15,865,261)       (5,632,802)
                                                                                     -------------      ------------
Fund share transactions:
 Proceeds from fund shares sold .................................................       30,092,306        18,289,038
 Cost of fund shares repurchased ................................................      (39,471,310)       (9,703,359)
 Distributions reinvested .......................................................       15,865,261         5,632,802
                                                                                     -------------      ------------
Net increase in net assets resulting from fund share transactions ...............        6,486,257        14,218,481
                                                                                     -------------      ------------
Total increase in net assets ....................................................       13,662,502        22,176,884
Net assets:
 Beginning of period ............................................................       93,246,840        71,069,956
                                                                                     -------------      ------------
 End of period ..................................................................    $ 106,909,342      $ 93,246,840
                                                                                     =============      ============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets ..............................................................    $     (31,448)     $     11,633
                                                                                     =============      ============
Analysis of changes in shares of beneficial interest:
 Shares sold ....................................................................        1,875,504         1,353,533
 Shares redeemed ................................................................       (2,624,840)         (716,029)
 Distributions reinvested .......................................................        1,039,663           402,075
                                                                                     -------------      ------------
Net increase ....................................................................          290,327         1,039,579
                                                                                     =============      ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Growth and Income Fund, Variable
Series
--------------------------------------------------------------------------------


                                                               Year Ended December 31,
                                                          ---------------------------------
                                                                1997             1996
                                                          ---------------- ----------------
Per share operating performance:
Net asset value, beginning of period ....................    $  13.96         $ 12.60
                                                             ---------        -------
Net investment income (a) ...............................        0.28            0.28
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions ..........        3.75            1.98
                                                             ---------        -------
Total from investment operations ........................        4.03            2.26
                                                             ---------        -------
Less distributions from:
 Dividends from net investment income ...................       (0.27)          (0.28)
 In excess of net investment income .....................       (0.01)             --
 Dividends from net realized gains ......................        2.37)          (0.62)
                                                             ---------        -------
Total distributions .....................................       (2.65)          (0.90)
                                                             ---------        -------
Net asset value, end of period ..........................    $  15.34         $ 13.96
                                                             =========        =======
Total return:
 Total investment return (b) ............................       28.97%          17.89%
Ratios/supplemental data:
Net assets, end of period (000) .........................    $106,909         $93,247
Ratio of net expenses to average net assets .............        0.79%(e)        0.79%(e)
Ratio of net investment income to average net assets.....        1.77%(e)        2.02%(e)
Portfolio turnover ratio ................................          60%             24%
Average commission rate (f) .............................    $ 0.0401         $0.0383

                                                                       Year Ended December 31,
                                                          -------------------------------------------------
                                                                1995           1994           1993***
                                                          ---------------- ----------- --------------------
Per share operating performance:
Net asset value, beginning of period ....................     $ 10.03       $ 10.36           $ 10.00
                                                             --------       -------           -------
Net investment income (a) ...............................        0.29          0.26              0.09
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions ..........        2.72        ( 0.34)             0.41
                                                             --------       -------           -------
Total from investment operations ........................        3.01         (0.08)             0.50
                                                             --------       -------           -------
Less distributions from:
 Dividends from net investment income ...................       (0.25)        (0.25)            (0.11)
 In excess of net investment income .....................          --            --                --
 Dividends from net realized gains ......................       (0.19)           --             (0.03)
                                                             --------       -------           -------
Total distributions .....................................       (0.44)        (0.25)            (0.14)
                                                             --------       -------           -------
Net asset value, end of period ..........................     $ 12.60       $ 10.03           $ 10.36
                                                             ========       =======           =======
Total return:
 Total investment return (b) ............................       30.03%        (0.76)%            5.01%**(c)
Ratios/supplemental data:
Net assets, end of period (000) .........................     $71,070       $48,052           $29,298
Ratio of net expenses to average net assets .............        0.81%(e)      0.87%             1.00%*(d)
Ratio of net investment income to average net assets.....        2.51%(e)      2.82%             2.32%*(c)
Portfolio turnover ratio ................................          79%           55%                8%**
Average commission rate (f) .............................          --            --                --


   * Annualized
  ** Not Annualized.
 *** For the period from the commencement of operations July 1, 1993 to
     December 31, 1993.
 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Total return at net asset value assuming all distributions reinvested.
 (c) Computed giving effect to Manager's expense limitation undertaking.
 (d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.23% (annualized) for the period ended December 31, 1993.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Federal Income Tax footnote (unaudited)
94.77% of the gain distribution recorded in December 1997 and paid in January 1998 was derived from long term gains.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                          Country
                                          Abbrev.      Shares         Value
                                         --------- ------------- --------------
COMMON STOCKS--91.1%
Construction--2.2%
Heavy Construction--Non-Building
Compagnie Generale des
   Eaux .............................    Fr           8,600      $ 1,199,303
                                                                 -----------
Manufacturing--12.7%
Communications Equipment--3.9%
Lucent Technologies, Inc. ...........                15,000        1,198,125
Nokia Corp., ADR ....................    Fi          13,400          938,000
                                                                 -----------
                                                                   2,136,125
                                                                 -----------
Electronic & Electrical Equipment--1.3%
Tellabs, Inc. (a) ...................                13,500          713,812
                                                                 -----------
Machinery & Computer Equipment--2.0%
Culligan Water
   Technologies (a) .................                21,500        1,080,375
                                                                 -----------
Petroleum Refining--1.6%
YPF Sociedad Anonima ADR                 Ar          26,000          888,875
                                                                  -----------
Primary Smelting--2.1%
National Power PLC ADR ..............    UK          29,400        1,164,975
                                                                 -----------
Tobacco Products--1.8%
Grupo Carso SA de CV,
   Series A1 (a) ....................    Mx         142,000          950,186
                                                                 -----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--74.3%
Communications--20.4%
Airtouch Communications,
   Inc. (a) .........................                25,300        1,051,531
Ameritech Corp. .....................                15,000        1,207,500
GTE Corp. ...........................                21,000        1,097,250
Portugal Telecom SA ADR .............    Pt          22,900        1,076,300
SBC Communications, Inc. ............                14,600        1,069,450
Telecom Italia (Saving
   Shares) ..........................    It         243,000        1,067,723
Telecomunicacoes Brasileiras
   SA ...............................    Br           7,600          884,925
Telefonica de Argentina SA
   ADR ..............................    Ar          12,700          473,075
Telefonica de Espana ADR ............    Sp          10,100          919,731
Telefonos de Mexico SA
   ADS ..............................    Mx          22,000        1,233,375
WorldCom, Inc. (a) ..................                34,700        1,049,675
                                                                 -----------
                                                                  11,130,535
                                                                 -----------
Electric, Gas & Sanitary Services--2.1%
AES Corp. (a) .......................                23,900        1,114,338
                                                                 -----------
Electric Services--29.4%
Chilgener S.A. ADR ..................    Ch          34,500          845,250

                                          Country
                                          Abbrev.      Shares         Value
                                         --------- ------------- --------------
Cia Energetica de Minas
   Gerais ...........................    Br         19,700,000    $   855,923
CMS Energy Corp. ....................                   26,200      1,154,437
Edison International ................                   36,800      1,000,500
Electric De Portugal ADR (a)             Pt             12,500        484,375
FPL Group, Inc. .....................                   19,500      1,154,156
Hong Kong Electric
   Holdings Ltd., ADR ...............    HK            278,500      1,058,601
Iberdrola SA ........................    Sp             75,700        995,758
Light Servicos de
   Eletricidade .....................    Br          2,500,000      1,041,575
NIPSCO Industries, Inc. .............                   24,600      1,216,163
New Century Energies, Inc. ..........                   28,500      1,366,219
Pinnacle West Capital Corp. .........                   27,000      1,144,125
Scottish Power PLC ADR ..............    UK             30,000      1,065,000
Sierra Pacific Resources ............                   15,000        562,500
Southern Co. ........................                   34,000        879,750
Texas Utilities Co. .................                   30,000      1,246,875
                                                                  -----------
                                                                   16,071,207
                                                                  -----------
Gas Services--10.0%
Columbia Gas System .................                   13,000      1,021,313
MCN Energy Group, Inc. ..............                   27,400      1,106,275
Questar Corp. .......................                   25,600      1,142,400
UGI Corp. ...........................                   38,500      1,128,531
Williams Companies, Inc. ............                   37,600      1,066,900
                                                                  -----------
                                                                    5,465,419
                                                                  -----------
Sanitary Services--4.6%
American Water Works, Inc.                              34,500        942,281
Companhia de Saneamento
   Basico do Estado de Sao
   Paulo ............................    Br          2,400,000        569,867
USA Waste Services, Inc. (a).........                   25,700      1,008,725
                                                                  -----------
                                                                    2,520,873
                                                                  -----------
Telecommunications--5.9%
AT&T Corp. ..........................                   17,400      1,065,750
Groupo Iusacell SA ADR (a)...........    Mx             46,000        991,875
Nortel Inversora SA (a) .............    Ar             18,600      1,179,938
                                                                  -----------
                                                                    3,237,563
                                                                  -----------
Transportation Services--1.9%
VIAG AG .............................    G               1,900      1,023,686
                                                                  -----------
Wholesale Trade--1.9%
Nondurable Goods
VEBA AG .............................    G              15,600      1,062,552
                                                                  -----------
Total Common Stocks
   (cost of $43,191,446) .......................................   49,759,824
                                                                  -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------


                                                Country
                                                Abbrev.      Shares         Value
                                               --------- ------------- ---------------
PREFERRED STOCKS-- 5.1%
Transportation, Communication, Electric, Gas &
   Sanitary Services--5.1%
Communications--1.8%
Ericsson LM, 4.250% .................          Sw            189,500   $  994,875
                                                           ---------
Electric Services--2.3%
Commonwealth Edison Co.,
   7.240% ...........................                          5,500      550,000
TU Electric Capital, 8.250% .........                         28,000      724,500
                                                                       -----------
                                                                        1,274,500
                                                                       -----------
Gas Services--1.0%
Enron Capital LLC, 8.000% ...........                         20,000      502,500
                                                                       -----------
Total Preferred Stocks
   (cost of $2,712,377).......................................          2,771,875
                                                                       -----------
Total Investments--96.2%
   (cost of $45,903,823) (b)............................... ..         52,531,699
                                                                       -----------

                                        Par
                                      -------
SHORT-TERM OBLIGATIONS--5.5%
Repurchase agreement with ABN AMRO
   Chicago Corp., dated 12/31/97, due
   01/02/98 at 6.600%, collateralized by U.S.
   Treasury notes with various maturities to
   1999, market value $3,082,131 (repurchase
 proceeds $3,015,105)................ $3,014,000           3,014,000
                                                         -----------
Other Assets & Liabilities, Net--(1.7)% .............       (942,686)
                                                         -----------
Net Assets--100% ....................................    $54,603,013
                                                         ===========


Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $45,906,166. Gross unrealized appreciation and depreciation at December 31, 1997 is as follows:

        Gross unrealized appreciation    $6,882,184
        Gross unrealized depreciation      (256,651)
                                         ----------
        Net unrealized appreciation      $6,625,533
                                         ==========


   As of December 31, 1997, the Fund had entered into the following forward currency contracts:



                                                        Net Unrealized
    Contracts          In Exchange       Settlement      Appreciation
   to Deliver              For              Date           (U.S.$)
----------------   ------------------   ------------   ---------------
US $1,048,961       It 1,856,451,255     01/09/98      $363


                       Summary of Securities by Country


                                                                   % of Total
                                      Country                      Securities
Summary of Securities by Country      Abbrev.         Value         at Value
----------------------------------   ---------   --------------   -----------
United States ...........                         $29,565,956         56.3%
Brazil ..................               Br          3,352,290          6.4
Mexico ..................               Mx          3,175,436          6.1
Argentina ...............               Ar          2,541,888          4.8
United Kingdom ..........               UK          2,229,975          4.2
Germany .................               G           2,086,238          4.0
Spain ...................               Sp          1,915,489          3.6
Portugal ................               Pt          1,560,675          3.0
France ..................               Fr          1,199,303          2.3
Italy ...................               It          1,067,723          2.0
Hong Kong ...............               HK          1,058,601          2.0
Sweden ..................               Sw            994,875          1.9
Finland .................               Fi            938,000          1.8
Chile ...................               Ch            845,250          1.6
                                                  -----------        -----
                                                  $52,531,699        100.0%
                                                  ===========        =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


 Acronym                Name
---------   ----------------------------
ADR         American Depositary Receipt
ADS         American Depositary Shares


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $45,903,823) ......................    $52,531,699
Short-term obligations ..........................................................      3,014,000
Cash ............................................................................      2,456,620
Receivable for investments sold .................................................      3,119,315
Receivable for fund shares sold .................................................         59,008
Dividends, tax reclaims and interest receivable .................................        133,006
Unamortized organization expenses ...............................................          2,733
Other assets ....................................................................          5,293
                                                                                     -----------
  Total assets ..................................................................     61,321,674
                                                                                     -----------
Liabilities:
Payable for investments purchased ...............................................      6,575,741
Payable for fund shares repurchased .............................................         89,942
Management fee payable ..........................................................         28,933
Bookkeeping fee payable .........................................................          2,321
Transfer agent fee payable ......................................................            625
Accrued expenses payable ........................................................         21,099
                                                                                     -----------
  Total liabilities .............................................................      6,718,661
                                                                                     -----------
Net assets ......................................................................    $54,603,013
                                                                                     ===========
Net assets represented by:
 Paid-in capital ................................................................    $47,497,615
 Accumulated overdistributed net investment income ..............................        (47,338)
 Accumulated net realized gains on investments and foreign currency transactions         524,356
 Net unrealized appreciation on investments and foreign currency transactions ...      6,628,380
                                                                                     -----------
Total net assets applicable to shares of beneficial interest outstanding ........    $54,603,013
                                                                                     ===========
Shares of beneficial interest outstanding .......................................      4,580,010
                                                                                     ===========
Net asset value per share .......................................................         $11.92
                                                                                          ======


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1997
--------------------------------------------------------------------------------


Investment income:
Dividends ................................................................     $ 2,116,930
Interest income ..........................................................         171,730
                                                                               -----------
  Total investment income ................................................       2,288,660
                                                                               -----------
Expenses:
 Management fee ..........................................................         310,458
 Bookkeeping fee .........................................................          27,071
 Transfer agent fee ......................................................           7,500
 Audit fee ...............................................................          17,773
 Printing expense ........................................................           7,226
 Trustees' fees ..........................................................           5,538
 Custodian fee ...........................................................           3,502
 Legal fee ...............................................................           7,368
 Amortization of organization expense ....................................           5,511
 Miscellaneous expense ...................................................           2,285
                                                                               -----------
  Total expenses .........................................................         394,232
                                                                               -----------
Net investment income ....................................................       1,894,428
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments .......................................      10,703,205
 Net realized losses on foreign currency transactions ....................         (42,539)
 Unrealized depreciation on investments and foreign currency transactions         (100,383)
                                                                               -----------
Net increase in net assets resulting from operations .....................     $12,454,711
                                                                               ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                     Year Ended         Year Ended
                                                                                    December 31,       December 31,
                                                                                        1997               1996
                                                                                  ----------------   ---------------
Operations:
 Net investment income ........................................................    $   1,894,428      $   2,111,597
 Net realized gains (losses) on investments ...................................       10,703,205            (45,156)
 Net realized losses on foreign currency transactions .........................          (42,539)                --
 Unrealized appreciation (depreciation) on investments and foreign currency
  transactions ................................................................         (100,383)           871,144
                                                                                   -------------      -------------
 Net increase in net assets resulting from operations .........................       12,454,711          2,937,585
                                                                                   -------------      -------------
Distributions declared from:
 Net investment income ........................................................       (1,882,751)        (2,098,660)
 Net realized gains ...........................................................       (5,469,889)                --
                                                                                   -------------      -------------
Total distributions ...........................................................       (7,352,640)        (2,098,660)
                                                                                   -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ...............................................        6,189,301          5,054,022
 Cost of fund shares repurchased ..............................................      (11,947,796)       (11,681,570)
 Distributions reinvested .....................................................        7,352,640          2,098,660
                                                                                   -------------      -------------
Net increase (decrease) in net assets resulting from fund share transactions ..        1,594,145         (4,528,888)
                                                                                   -------------      -------------
Total increase (decrease) in net assets .......................................        6,696,216         (3,689,963)
Net assets:
 Beginning of period ..........................................................       47,906,797         51,596,760
                                                                                   -------------      -------------
 End of period ................................................................    $  54,603,013      $  47,906,797
                                                                                   =============      =============
Accumulated overdistributed net investment income included in ending net assets    $     (47,338)     $     (16,477)
                                                                                   =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold ..................................................................          528,994            478,345
 Shares redeemed ..............................................................       (1,042,449)        (1,111,326)
 Distributions reinvested .....................................................          617,350            194,321
                                                                                   -------------      -------------
Net increase (decrease) .......................................................          103,895           (438,660)
                                                                                   =============      =============




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Stein Roe Global Utilities Fund, Variable
Series
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                                         ---------------------------------
                                                               1997             1996
                                                         ---------------- ----------------
Per share operating performance:
Net asset value, beginning of period ...................    $ 10.70         $ 10.50
                                                            -------          -------
Net investment income (a) ..............................       0.46            0.46
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions .........       2.62            0.23
                                                            -------         -------
Total from investment operations .......................       3.08            0.69
                                                            -------         -------
Less distributions from:
 Dividends from net investment income ..................      (0.48)          (0.49)
 Dividends from net realized gains .....................      (1.38)             --
                                                            ---------        ---------
Total distributions ....................................      (1.86)          (0.49)
                                                            ---------        ---------
Net asset value, end of period .........................    $ 11.92         $ 10.70
                                                            =========        =========
Total return:
 Total investment return (b) ...........................      28.75%           6.53%
Ratios/supplemental data:
Net assets, end of period (000) ........................    $54,603         $47,907
Ratio of net expenses to average net assets ............       0.83%(e)        0.81%(e)
Ratio of net investment income to average net assets           3.96%(e)        4.36%(e)
Portfolio turnover ratio ...............................         89%             14%
Average commission rate (f) ............................    $0.0041         $0.0468


                                                                        Year Ended December 31,
                                                         -----------------------------------------------------
                                                               1995            1994             1993***
                                                         ---------------- ------------- ----------------------
Per share operating performance:
Net asset value, beginning of period ...................    $  8.11         $  9.65       $  10.00
                                                           --------         -------       --------
Net investment income (a) ..............................       0.46            0.54           0.18
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions .........       2.39           (1.53)         (0.35)
                                                           --------         -------       --------
Total from investment operations .......................       2.85           (0.99)         (0.17)
                                                           --------         -------       --------
Less distributions from:
 Dividends from net investment income ..................      (0.46)          (0.55)         (0.18)
 Dividends from net realized gains .....................         --              --             --
                                                           --------         -------       --------
Total distributions ....................................      (0.46)          (0.55)         (0.18)
                                                           --------         -------       --------
Net asset value, end of period .........................   $  10.50         $  8.11        $  9.65
                                                           ========         =======       ========
Total return:
 Total investment return (b) ...........................      35.15%         (10.27)%        (1.70)%**(c)
Ratios/supplemental data:
Net assets, end of period (000) ........................    $51,597         $38,156        $54,441
Ratio of net expenses to average net assets ............       0.83%(e)        0.86%          1.00%* (d)
Ratio of net investment income to average net assets           4.98%(e)        5.80%          5.10%* (c)
Portfolio turnover ratio ...............................         18%             16%             2%**
Average commission rate (f) ............................         --              --             --


   * Annualized
  ** Not Annualized
 *** For the period from the commencement of operations July 1, 1993 to
     December 31, 1993.
 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Total return at net asset value assuming all distributions reinvested.
 (c) Computed giving effect to Manager's expense limitation undertaking.
 (d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.09% (annualized) for the period ended December 31, 1993.
 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Federal Income Tax footnote (unaudited)
100% of the gain distribution recorded in December 1997 and paid in January 1998 was derived from long term gains.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                          Country
                                          Abbrev.    Shares               Value
                                         ---------  ---------       ------------
COMMON STOCKS--80.2%
Agriculture, Forestry & Fishing--0.0%
Agricultural Services
PT Chareon Pokphand
   Indonesia ..........................   In        162,500         $     8,784
                                                                    -----------
Construction--1.7%
Building Construction--0.0%
Property Perfect Public Co.,
   Ltd. (a) ...........................   Th        128,000               3,190
Sino Thai Engineering &
   Construction Public Co.,
   Ltd. (a) ...........................   Th         28,600               3,564
                                                                    -----------
                                                                          6,754
                                                                    -----------
Non-Building Construction--1.7%
Compagnie Generale des
   Eaux ...............................   Fr          3,396             473,585
Kaneshita Construction ................   Ja         13,000              58,749
                                                                    -----------
                                                                        532,334
                                                                    -----------
Finance, Insurance & Real Estate--20.2%
Depository Institutions--11.6%
Banco Latinoamericano de
   Exportaciones SA ...................   Pt         10,000             413,750
Banco Popolare di Milano ..............   It         71,800             449,705
Banque Nationale de Paris
   (a) ................................   Fr         12,200             647,926
Deutsche Bank AG (a) ..................   G           8,500             600,222
Generale Banque .......................   Be          1,155             502,072
Generale Banque VVPR
   STRIP (a) ..........................   Be            105                  28
HSBC Holdings PLC .....................   HK         10,000             246,522
Merita Ltd., Class A (a) ..............   Fi        116,000             634,543
Siam Commercial Bank ..................   Th         48,000              54,829
                                                                    -----------
                                                                      3,549,597
                                                                    -----------
Financial Services--0.2%
Industrial Finance Corp. of
   Thailand ...........................   Th        140,700              21,624
PT Putra Surya
   Multidana (a) ......................   In        420,000              39,730
                                                                    -----------
                                                                         61,354
                                                                    -----------
Holding Companies--1.9%
Fortis Amev NV ........................   Ne         13,302             580,260
                                                                    -----------
Insurance Carriers--1.0%
Reinsurance Australia Corp.               Au        120,189             312,972
                                                                    -----------
Investment Companies--1.6%
Fleming Russia Securities
   Fund (a) ...........................   Ru          8,300             166,000
Japan OTC Equity Fund,
   Inc. (a) ...........................   Ja            170              51,000

                                           Country
                                           Abbrev.     Shares            Value
                                          ---------   -------       ------------
World Equity Benchmark
   Share--Japan .......................   Ja         27,000          $   266,760
                                                                     ----------
                                                                         483,760
                                                                      ----------
Nondepository Credit Institution--1.4%
Promise Co., Ltd. .....................   Ja          7,800              432,553
                                                                      ----------
Real Estate--2.0%
Diligentia AB (a) .....................   Sw         35,100              468,938
IOI Properties Berhad .................   Ma         62,000               19,632
PT Kawasan Industri
   Jababeka ...........................   In        300,000              110,811
                                                                      ----------
                                                                         599,381
                                                                      ----------
Security Brokers & Dealers--0.5%
Kokusai Securities Co., Ltd.              Ja         24,000              167,286
                                                                      ----------
Manufacturing--33.4%
Apparel--0.6%
Tokyo Style ...........................   Ja         21,000              189,805
                                                                      ----------
Chemicals & Allied Products--7.7%
Henkel KGAA ...........................   G           1,067               59,920
Henkel KGAA Preferred
   Shares .............................   G           7,733              488,015
Indian Petrochemicals
   Corp., Ltd. GDR ....................   In         15,800               80,975
Kemira Oy .............................   Fi         25,600              237,311
Norsk Hydro AS ........................   No          9,200              449,207
Novartis ..............................   Sz            230              372,845
PT Evershine Textile
   Industry ...........................   In        427,396               34,654
Reliance Industries Ltd. GDR              In         12,000              103,200
SmithKline Beecham PLC ................   UK         51,426              528,153
Yukong Ltd. GDR (a) ...................   Ko          2,900                3,074
                                                                      ----------
                                                                       2,357,354
                                                                      ----------
Communications Equipment--2.0%
Koor Industries Ltd. ADR ..............   Is          8,200              179,887
Matsushaita Electric
   Industrial Co. .....................   Ja         29,000              424,266
                                                                      ----------
                                                                         604,153
                                                                      ----------
Electronic Components--2.8%
Alcatel Alsthom .......................   Fr          3,755              476,895
Murata Manufacturing Co.,
   Ltd. ...............................   Ja         12,000              304,240
Samsung Electronics GDS
   (a) ................................   Ko            397                5,556
Samsung Electronics Old
   Preferred GDS ......................   Ko         10,064               56,610
Samsung Electronics
   Preferred ..........................   Ko            400                2,737
Samsung Electronics Co. ...............   Ko              6                  136
                                                                     -----------
                                                                         846,174
                                                                     -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                         Country
                                         Abbrev.    Shares              Value
                                         -------   ---------------    -----------
Fabricated Metal--1.1%
Friedrich Grohe AG .....................  G               1,400          $   339,394
                                                                         -----------
Food & Kindred Products--0.5%
Perdigao S.A.X. (a) ....................  Br         70,000,000               91,573
Vitasoy International
   Holdings Ltd. .......................  HK            133,000               56,219
                                                                         -----------
                                                                             147,792
                                                                         -----------
Household Appliances--0.8%
Moulinex (a) ...........................  Fr             10,400              256,741
                                                                         -----------
Machinery & Computer Equipment--6.7%
AGIV-AG fuer Industrie
   und Verkehrswesen ...................   G             16,300              308,146
Bucher Holding .........................  Sz                284              246,703
Canon, Inc. ............................  Ja             18,000              419,134
Hitachi Ltd. ...........................  Ja             42,000              299,184
Mannesmann AG ..........................   G              1,070              540,801
Mori Seiki .............................  Ja             22,000              227,490
                                                                         -----------
                                                                           2,041,458
                                                                         -----------
Paper Products--3.0%
Enso Oy, Series R ......................  Fi             49,500              384,355
Metro Pacific Corp. ....................  Ph          1,992,340               55,097
Metsa-Serla Oy, B Shares ...............  Fi             61,600              480,570
                                                                         -----------
                                                                             920,022
                                                                         -----------
Petroleum Refining--5.1%
Compagnie Francaise de
   Petroleum Total B Shares               Fr              5,389              586,004
Neste Oy ...............................  Fi             13,100              317,418
YPF Sociedad Anonima
   ADR .................................  Ar             16,500              564,094
Yukong Ltd. ............................  Ko             10,800               86,018
                                                                         -----------
                                                                           1,553,534
                                                                         -----------
Primary Metals--2.6%
Avesta Sheffield AB (a) ................  Sw             48,800              322,910
Ssab Svenskt AB, Series B ..............  Sw             23,000              379,753
TransTec PLC ...........................  UK             74,222              102,778
                                                                         -----------
                                                                             805,441
                                                                         -----------
Stone, Clay, Glass & Concrete--0.5%
Companion Building
   Materials, Ltd. .....................  HK          1,911,840               55,768
N.V. Koninklijke Sphinx
   Gustavsberg .........................  Ne             11,546              112,241
                                                                         -----------
                                                                             168,009
                                                                         -----------
Textile Mill Products--0.0%
Empresa Nacional de
   Credito (a)(b) ......................  Br            350,000                (c)
                                                                       -------------
Mining & Energy--2.3%
Coal Mining--0.2%
Samchully Co. ..........................  Ko               4,773              64,203
                                                                       -------------

                                           Country
                                           Abbrev.   Shares          Value
                                           --------  ------         ------------
Crude Petroleum & Natural Gas--1.3%
Saga Petroleum A.S. ....................  No         23,100         $   397,898
                                                                    -----------
Metal Mining--0.4%
Billiton PLC (a) .......................  UK         54,000             138,870
                                                                    -----------
Miscellaneous Metals--0.4%
Southern Peru Copper Co.................  Pe          8,100             108,337
                                                                    -----------
Retail Trade--4.4%
Auto Dealers & Gas Stations--1.2%
Inchcape PLC ...........................  UK        132,288             355,465
                                                                    -----------
Food Stores--1.2%
Jusco Co. ..............................  Ja         26,000             366,436
                                                                    -----------
General Merchandise Stores--2.0%
Globex Utilidades SA ...................  Br         15,600              90,856
Ito-Yokado Co., Ltd. ...................  Ja          9,000             458,428
Matahari Putra Prima ...................  In        858,000              69,567
                                                                    -----------
                                                                        618,851
                                                                    -----------
Services--1.8%
Business Services--1.4%
Ing C. Olivetti & SPA (a) ..............  It        642,880             388,482
Intrum Justitia ........................  UK         32,186              48,283
                                                                    -----------
                                                                        436,765
                                                                    -----------
Health Services--0.4%
Biora AB ADR (a) .......................  Sw          5,500             114,125
                                                                    -----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--13.6%
Air Transportation--1.1%
Helikopter Service A/S .................  No         26,000             317,374
                                                                    -----------
Communications--8.8%
DDI Corp. ..............................  Ja             58             153,269
Portugal Telecom SA ADR ................  Pt          8,000             376,000
Royal Koninklijke PTT
   Nederland NV ........................  Ne         12,054             503,217
SK Telecom .............................  Ko            130              39,932
Telecom Argentina S.A.
   ADR .................................  Ar          5,700             203,775
Tele-Communications
   International, Inc.
   Series A (a) ........................  $          26,700             480,600
Telecom Italia .........................  It         66,275             291,207
Telecom Italia SPA .....................  It         75,000             479,753
Telecomunicacoes
   Brasileiras SA ADR ..................  Br          1,400             163,013
                                                                    -----------
                                                                      2,690,766
                                                                    -----------
Gas Services--2.5%
BG PLC .................................  UK        126,176             569,923
Centrica PLC (a) .......................  UK        130,000             191,803
                                                                    -----------
                                                                        761,726
                                                                    -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                           Country
                                           Abbrev.   Shares           Value
                                          --------- -------
Water Transportation--1.2%
Danzas Holding AG ........................Sz          1,015         $199,251
Hong Kong Ferry Holdings
   Co. ...................................HK        101,000          117,324
Precious Shipping Public
   Co., Ltd. .............................Th         65,500           42,170
                                                                     358,745
                                                                  ----------
Wholesale Trade--2.8%
Durable Goods
Brierley Investments Ltd. ................NZ        388,000          277,300
Celsis International PLC (a)              UK        103,185          144,585
Powerscreen International
   PLC ...................................UK         26,090          262,767
Yamazen Corp. (a) ........................Ja        101,000          160,913
                                                                     845,565
                                                                  ----------
Total Common Stocks
   (cost of $26,356,493)..................                        24,540,038
                                                                  ----------
    WARRANTS--0.0%
Construction--0.0%
Heavy Construction--Non-Building
  Construction
Compagnie Generale des
   Eaux (a) ..............................Fr          2,755            1,871
                                                                  ----------
Finance, Insurance & Real Estate--0.0%
Depository Institutions
Siam Commercial Bank
   (a) (b) ...............................Th         12,000             (c)
                                                                  ----------
Total Warrants
   (cost of $0) ..........................                             1,871
                                                                  ----------

                                                              Value
                                                         --------------
Total Investments--80.2%
   (cost of $26,356,493)(d) ..........................   $24,541,909
                                                         -----------
                                               Par
                                           ----------
SHORT-TERM OBLIGATIONS--16.7%
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   12/31/97, due 01/02/98 at 6.600%,
   collateralized by U.S. Treasury
   notes with various maturities to
   2016, market value $5,223,777
   (repurchase proceeds
   $5,107,872) .........................   $5,106,000      5,106,000
                                                         -----------
Other Assets & Liabilities, Net --3.1%                       951,904
                                                         -----------
Net Assets--100% .....................................   $30,599,813
                                                         ===========


Notes to investment portfolio:

(a) Non-income producing.

(b) Represents fair value as determined in good faith under the direction of the trustees.

(c) Rounds to less than one.


(d) The cost for federal income tax purposes is $26,598,160. Gross unrealized appreciation and depreciation at December 31, 1997 is as follows:

        Gross unrealized appreciation    $  4,333,544
        Gross unrealized depreciation      (6,389,795)
                                         ------------
        Net unrealized depreciation      $ (2,056,251)
                                         ============


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                       Summary of Securities by Country

                                                                  % of Total
                                      Country                     Securities
Summary of Securities by Country      Abbrev.        Value         at Value
----------------------------------   ---------   -------------   -----------
Japan ...................               Ja        $ 3,979,513        16.2%
France ..................               Fr          2,443,022        10.0
United Kingdom ..........               UK          2,342,627         9.6
Germany .................               G           2,336,498         9.5
Finland .................               Fi          2,054,197         8.4
Italy ...................               It          1,609,147         6.6
Sweden ..................               Sw          1,285,726         5.2
Netherlands .............               Ne          1,195,718         4.9
Norway ..................               No          1,164,479         4.7
Switzerland .............               Sz            818,799         3.3
Portugal ................               Pt            789,750         3.2
Argentina ...............               Ar            767,869         3.1
Belgium .................               Be            502,100         2.1
United States ...........                $            480,600         2.0
Hong Kong ...............               HK            475,833         1.9
Indonesia ...............               In            447,721         1.8
Brazil ..................               Br            345,442         1.4
Australia ...............               Au            312,972         1.3
New Zealand .............               NZ            277,300         1.1
Korea ...................               Ko            258,266         1.1
Israel ..................               Is            179,887         0.7
Russia ..................               Ru            166,000         0.7
Thailand ................               Th            125,377         0.5
Peru ....................               Pe            108,337         0.4
Philippines .............               Ph             55,097         0.2
Malaysia ................               Ma             19,632         0.1
                                                  -----------       -----
                                                  $24,541,909       100.0%
                                                  ===========       =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


 Acronym                     Name
--------- ------------------------------------------
ADR       American Depositary Receipt
GDR       Global Depositary Receipt
GDS       Global Depositary Shares
STRIP     Separately Traded Receipt of Interest and
          Principal


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments, at market value (Identified cost $26,356,493) .......................    $ 24,541,909
Short-term obligations ...........................................................       5,106,000
Cash (including foreign currencies) ..............................................          28,869
Receivable for fund shares .......................................................         945,579
Dividends, tax reclaims and interest receivable ..................................          24,527
Unamortized organization expenses ................................................           5,750
Other assets .....................................................................           1,251
                                                                                      ------------
  Total assets ...................................................................      30,653,885
                                                                                      ------------
Liabilities:
Payable for fund shares repurchased ..............................................             240
Management fee payable ...........................................................          22,115
Bookkeeping fee payable ..........................................................           2,250
Transfer agent fee payable .......................................................             625
Accrued expenses payable .........................................................          28,842
                                                                                      ------------
  Total liabilities ..............................................................          54,072
                                                                                      ------------
Net assets .......................................................................    $ 30,599,813
                                                                                      ============
Net assets represented by:
 Paid-in capital .................................................................    $ 32,932,208
 Accumulated overdistributed net investment income ...............................        (171,584)
 Accumulated net realized losses on investments and foreign currency transactions         (345,186)
 Net unrealized depreciation on investments and foreign currency transactions ....      (1,815,625)
                                                                                      ------------
Total net assets applicable to outstanding shares of beneficial interest .........    $ 30,599,813
                                                                                      ============
Shares of beneficial interest outstanding ........................................      17,225,936
                                                                                      ============
Net asset value per share ........................................................           $1.78
                                                                                             =====


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1997
--------------------------------------------------------------------------------


Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $61,829) ......    $    504,729
Interest income ..................................................................         145,886
                                                                                      ------------
  Total investment income ........................................................         650,615
                                                                                      ------------
Expenses:
 Management fee ..................................................................         270,532
 Bookkeeping fee .................................................................          27,000
 Transfer agent fee ..............................................................           7,500
 Audit fee .......................................................................          21,150
 Printing expense ................................................................           3,812
 Trustees' expense ...............................................................           3,148
 Custodian fee ...................................................................          57,071
 Legal fee .......................................................................           3,518
 Amortization of organization expense ............................................           4,318
 Miscellaneous expense ...........................................................           4,929
                                                                                      ------------
  Total expenses .................................................................         402,978
                                                                                      ------------
Net investment income ............................................................         247,637
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments ...............................................       1,240,608
 Net realized losses on foreign currency transactions ............................         (60,375)
 Unrealized depreciation on investments and foreign currency transactions ........      (2,415,992)
                                                                                      ------------
Net decrease in net assets resulting from operations .............................    $   (988,122)
                                                                                      ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                                                          Year Ended        Year Ended
                                                                                         December 31,      December 31,
                                                                                             1997              1996
                                                                                       ----------------   ---------------
Operations:
 Net investment income ...........................................................   $     247,637      $    207,697
 Net realized gains on investments ...............................................       1,240,608         1,628,143
 Net realized losses on foreign currency transactions ............................         (60,375)          (41,603)
 Change in unrealized depreciation on investments and foreign currency
 transactions ....................................................................      (2,415,992)         (520,184)
                                                                                     -------------      ------------
 Net increase (decrease) in net assets resulting from operations .................        (988,122)        1,274,053
                                                                                     -------------      ------------
Distributions declared from:
 Net investment income ...........................................................        (247,637)               --
 In excess of net investment income ..............................................        (352,525)               --
 Net realized gains ..............................................................      (1,215,847)       (1,535,936)
                                                                                     -------------      ------------
 Total distributions .............................................................      (1,816,009)       (1,535,936)
                                                                                     -------------      ------------
Fund share transactions:
 Proceeds from fund shares sold ..................................................      20,868,051         6,030,306
 Cost of fund shares repurchased .................................................     (15,873,163)       (3,475,389)
 Distributions reinvested ........................................................       1,816,009         1,535,936
                                                                                     -------------      ------------
Net increase in net assets resulting from fund share transactions ................       6,810,897         4,090,853
                                                                                     -------------      ------------
Total increase in net assets .....................................................       4,006,766         3,828,970
Net assets:
 Beginning of period .............................................................      26,593,047        22,764,077
                                                                                     -------------      ------------
 End of period ...................................................................   $  30,599,813      $ 26,593,047
                                                                                     -------------      ------------
Accumulated overdistributed net investment income included in ending net assets      $    (171,584)     $     (3,447)
                                                                                     =============      ============
Analysis of changes in shares of beneficial interest:
 Shares sold .....................................................................      10,248,160         2,963,621
 Shares redeemed .................................................................      (7,607,101)       (1,708,699)
 Distributions reinvested ........................................................         987,446           787,660
                                                                                     -------------      ------------
Net increase .....................................................................       3,628,505         2,042,582
                                                                                     =============      ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial International Fund for Growth, Variable Series
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                               --------------------------------------------------
                                                                     1997             1996             1995
                                                               ---------------- ---------------- ----------------
Per share operating performance:
Net asset value, beginning of period .........................    $  1.96          $  1.97          $  1.88
                                                                  -------          -------          ---------
Net investment income (a) ....................................       0.02             0.02             0.01
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions ...............................      (0.08)            0.09             0.10
                                                                  -------          -------        ---------
Total from investment operations .............................      (0.06)            0.11             0.11
                                                                  -------          -------        ---------
Less distributions from:
 Dividends from net investment income ........................      (0.02)              --            (0.02)
 In excess of net investment income ..........................      (0.02)              --               --
 Dividends from net realized gains ...........................      (0.08)           (0.12)              --
                                                                  -------        ---------        ---------
 Total distributions .........................................      (0.12)           (0.12)           (0.02)
                                                                  -------        ---------        ---------
Net asset value, end of period ...............................    $  1.78          $  1.96          $  1.97
                                                                  =======        =========        =========
Total return:
 Total investment return (b) .................................      (3.27)%           5.61%            5.85%
Ratios/supplemental data:
Net assets, end of period (000) ..............................    $30,600          $26,593          $22,764
Ratio of net expenses to average net assets ..................       1.34%(c)         1.40%(c)         1.40%(c)
Ratio of net investment income to average net assets .........       0.82%(c)         0.84%(c)         0.75%(c)
Portfolio turnover ratio .....................................         28%             115%              40%
Average commission rate (d) ..................................    $0.0082          $0.0010               --

                                                                    Period
                                                                     Ended
                                                                 December 31,
                                                               ----------------
                                                                    1994***
                                                               ----------------
Per share operating performance:
Net asset value, beginning of period .........................    $  2.00
                                                                  -------
Net investment income (a) ....................................         --
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions ...............................      (0.12)
                                                                ---------
Total from investment operations .............................      (0.12)
                                                                ---------
Less distributions from:
 Dividends from net investment income ........................         --
 In excess of net investment income ..........................         --
 Dividends from net realized gains ...........................         --
                                                                ---------
 Total distributions .........................................         --
                                                                ---------
Net asset value, end of period ...............................    $  1.88
                                                                  =========
Total return:
 Total investment return (b) .................................      (6.00)%**
Ratios/supplemental data:
Net assets, end of period (000) ..............................    $19,146
Ratio of net expenses to average net assets ..................       1.74%*
Ratio of net investment income to average net assets .........       0.13%*
Portfolio turnover ratio .....................................         31%**
Average commission rate (d) ..................................         --


   * Annualized

  ** Not Annualized

 *** For the period from the commencement of operations May 2, 1994 to December
     31, 1994.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

 (d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Federal Income Tax footnote (unaudited)
100% of the gain distribution recorded and paid in August 1997 was derived from long term gains.
53.21% of the gain distribution recorded in December 1997 and paid in January 1998 was derived from long term gains.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                                    Par          Value
                                              --------------- -------------
BONDS & NOTES--91.8%
CORPORATE FIXED-INCOME BONDS & NOTES--40.5%
Construction--0.8%
Building Construction
Falcon Building Products, stepped
   coupon (10.50% 06/15/02) (a)
   06/15/07 (b) ...........................   $ 500,000       $   331,250
USG Corp., 9.250% 09/15/01 ................     250,000           272,188
                                                              -----------
                                                                  603,438
                                                              -----------
Manufacturing--15.4%
Chemicals and Allied Products--2.5%
Agricultural Minerals Co., L.P.,
   10.750% 09/30/03 .......................     200,000           214,500
LaRoche Industries, Inc., 9.500%
   09/15/07 (b) ...........................     500,000           495,000
Revlon Worldwide Corp., (c)
   03/15/98 ...............................     500,000           493,750
Sterling Chemicals, Inc., 11.250%
   04/01/07 ...............................     600,000           600,000
                                                              -----------
                                                                1,803,250
                                                              -----------
Electronic and Electrical Equipment--0.8%
UNISYS Corp., 11.750% 10/15/04 ............     500,000           572,500
                                                              -----------
Fabricated Metal--1.8%
Euramax International, PLC.,
   11.250% 10/01/06 (d) ...................     250,000           270,625
Renco Metals, Inc., 11.500%
   07/01/03 ...............................     500,000           530,000
U.S. Can Corp., 10.125% 10/15/06 ..........     500,000           527,500
                                                              -----------
                                                                1,328,125
                                                              -----------
Lumber & Wood Products--0.4%
Triangle Pacific Corp., 10.500%
   08/01/03 ...............................     250,000           264,375
                                                              -----------
Machinery and Computer Equipment--1.5%
IMO Industries, Inc., 11.750%
   05/01/06 ...............................     500,000           552,500
Nortek, Inc., 9.875% 03/01/04 .............     500,000           511,250
                                                              -----------
                                                                1,063,750
                                                              -----------
Miscellaneous Manufacturing--1.2%
AEI Holding Co., 10.000%
   11/15/07 (b) ...........................     500,000           515,000
American Standard Co., stepped
   coupon, (10.500% 06/01/98) (a)
   06/01/05 ...............................     350,000           355,250
                                                              -----------
                                                                  870,250
                                                              -----------
Paper Products--1.4%
Riverwood International Corp.,
   10.625% 08/01/07 .......................     500,000           505,000
Stone Container Corp., 10.750%
   10/01/02 ...............................     500,000           521,250
                                                              -----------
                                                                1,026,250
                                                              -----------

                                                    Par           Value
                                              --------------- -----------
Primary Metal--2.2%
Algoma Steel, Inc., 12.375%
   07/15/05 ...............................   $ 500,000       $   582,500
Kaiser Aluminum & Chemical
   Corp., 10.875% 10/15/06 ................     500,000           540,000
Keystone Consolidated Industries,
   Inc., 9.625% 08/01/07 (b) ..............     500,000           502,500
                                                              -----------
                                                                1,625,000
                                                              -----------
Printing and Publishing--0.7%
Hollinger International Publishing,
   Inc., 9.250% 03/15/07 ..................     500,000           527,500
                                                              -----------
Transportation Equipment--2.9%
Aftermarket Technology Corp.,
   Series B, 12.000% 08/01/04 .............     323,000           358,530
Collins & Aikman Products Co.,
   11.500% 04/15/06 .......................     500,000           561,875
Johnstown America Industries,
   Inc., 11.750% 08/15/05 .................     500,000           547,500
LDM Technologies, Inc., 10.750%
   01/15/07 ...............................     600,000           654,000
                                                              -----------
                                                                2,121,905
                                                              -----------
Mining & Energy--2.5%
Crude Petroleum and Natural Gas--0.4%
Ferrellgas Finance Corp., L.P.,
   10.000% 08/01/01 .......................     250,000           265,000
                                                              -----------
Oil and Gas Extraction--2.1%
Gulf Canada Resources Ltd.,
   9.250% 01/15/04 (e) ....................     250,000           262,733
Magnum Hunter Resources, Inc.,
   10.000% 06/01/07 .......................   1,000,000         1,027,500
Nuevo Energy Co., 9.500%
   04/15/06 ...............................     250,000           265,938
                                                              -----------
                                                                1,556,171
                                                              -----------
Retail Trade--0.7%
Food Stores--0.3%
Pathmark Stores, Inc., 9.625%
   05/01/03 ...............................     250,000           230,000
                                                              -----------
Miscellaneous Retail--0.4%
Finlay Fine Jewelry Corp., 10.625%
   05/01/03 ...............................     250,000           262,500
                                                              -----------
Services--5.7%
Amusement and Recreation--0.7%
Grand Casinos, 9.000%
   10/15/04 (b) ...........................     500,000           502,500
                                                              -----------
Business Services--0.7%
Ameriserv Food Co., 10.125%
   07/15/07 ...............................     500,000           525,000
                                                              -----------
Health Services--1.1%
Tenet Healthcare Corp., 10.125%
   03/01/05 ...............................     750,000           817,500
                                                              -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------


                                                    Par          Value
                                             --------------- ------------
Hotels Camps and Lodging--2.4%
Eldorado Resorts Corp., 10.500%
   08/15/06 ...........................       $ 500,000       $   547,500
HMH Properties, Inc., 9.500%
   05/15/05 ...........................         250,000           266,563
Horseshoe Gaming LLC, 9.375%
   06/15/07 ...........................         600,000           628,500
Wyndham Hotel Corp., 10.500%
   05/15/06 ...........................         250,000           295,000
                                                              -----------
                                                                1,737,563
                                                              -----------
Miscellaneous Services--0.8%
Borg-Warner Security Corp.,
   9.625% 03/15/07 ....................         600,000           634,500
                                                              -----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--15.4%
Air Transportation--1.2%
U.S. Airways Group, Inc., Pass
   Through Certificates 10.375%
   03/01/13 ...........................         500,000           561,250
United Airlines, Inc., 9.200%
   03/22/08 ...........................         267,975           303,291
                                                              -----------
                                                                  864,541
                                                              -----------
Broadcasting--1.5%
NWCG Holding Corp., (c) 06/15/99                425,000           388,046
Young Broadcasting Corp.,
   11.750% 11/15/04 ...................         650,000           719,875
                                                              -----------
                                                                1,107,921
                                                              -----------
Cable--4.1%
Bell Cablemedia PLC, stepped
   coupon, (11.950% 07/15/99) (a)
   07/15/04 (d) .......................         400,000           376,000
Comcast U.K. Cable Partners Ltd.,
   stepped coupon, (11.200%
   11/15/00) (a) 11/15/07 .............         500,000           406,250
Marcus Cable Co., L.P.:
   stepped coupon,
 (14.250% 06/15/00) (a) 12/15/05                600,000           517,500
 11.875% 10/01/05 .....................         500,000           542,500
Northland Cable, 10.250%
   11/15/07 (b) .......................         500,000           527,500
Telewest Communication PLC,
   stepped coupon, (11.000%
   10/01/00) (a) 10/01/07 (d) .........         500,000           388,750
Videotron Holding PLC, stepped
   coupon, (11.000% 08/15/00) (a)
   08/15/05 (d) .......................         250,000           220,938
                                                              -----------
                                                                2,979,438
                                                              -----------
Communications--1.9%
Adelphia Communications Corp.,
   9.875% 03/01/07 ....................         500,000           532,500
Allbritton Communications Co.,
   9.750% 11/30/07 ....................         500,000           511,250

                                                    Par          Value
                                              ------------    -----------
Intermedia Communications, Inc.,
   stepped coupon, (11.250%
   07/15/02) (a) 07/15/07 .............       $ 500,000       $   358,750
                                                              -----------
                                                                1,402,500
                                                              -----------
Electrical Services--0.2%
California Energy Co., Inc., 9.500%
   09/15/06 ...........................         150,000           163,875
                                                              -----------
Gas Services--1.0%
California Energy Co., Inc., 9.875%
   06/30/03 ...........................         400,000           430,000
HS Resources, Inc., 9.250%
   11/15/06 ...........................         275,000           282,563
                                                              -----------
                                                                  712,563
                                                              -----------
Sanitary Services--0.7%
Allied Waste North America, Inc.,
   10.250% 12/01/06 ...................         500,000           548,750
                                                              -----------
Telecommunication--4.8%
Brooks Fiber Properties, Inc.,
   stepped coupon, (10.875%
   03/01/01) (a) 03/01/06 .............         150,000           125,250
Comcast Cellular Corp., 9.500%
   05/01/07 (b) .......................         500,000           522,500
Echostar Communications Corp.,
   stepped coupon, (12.875%
   06/01/99) (a) 06/01/04 .............         500,000           457,500
ICG Holding, Inc., stepped
   coupon, (13.500% 09/15/00) (a)
   09/15/05 ...........................         500,000           404,375
Nextel Communications, Inc.
   stepped coupon (9.750%
   10/31/02) (a) 10/31/07 (b) .........         500,000           307,500
Sprint Spectrum L.P., stepped
   coupon, (12.500% 08/15/01) (a)
   08/15/06 ...........................       1,100,000           858,000
Teleport Communications Group,
   Inc., stepped coupon, (11.125%
   07/01/01) (a) 07/01/07 .............       1,000,000           821,250
                                                              -----------
                                                                3,496,375
                                                              -----------
Total Corporate Fixed-Income
   Bonds & Notes (cost of $28,510,329).................        29,613,040
                                                              -----------
U.S. Government & Agency Obligations--29.5%
U.S. Treasury Bonds:
   8.750% 05/15/17 ....................       6,046,000         7,926,850
   11.625% 11/15/04 ...................       2,954,000         3,920,962
                                                              -----------
                                                               11,847,812
                                                              -----------
U.S. Treasury Notes, 11.875%
   11/15/03 (f) .......................       7,489,000         9,741,541
                                                              -----------
Total U.S. Government & Agency Obligations
 (cost of $20,861,261).................................        21,589,353
                                                              -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                     Currency          Par             Value
                                    ----------   --------------   --------------
Foreign Government & Agency Obligations--21.6%
Argentina Global Bonds,
   11.375% 01/30/17 (g) .........                $   320,000      $   350,202
Government of Sweden,
   10.250% 05/05/03 .............   SK             9,500,000        1,442,248
Kingdom of Denmark,
   8.000% 03/15/06 ..............   DK            11,670,000        1,971,492
Mexican Brady Bond Series A,
   6.250% 12/31/19 (h) ..........                    400,000          333,000
Mexican Global Bonds,
   9.750% 02/06/01 (h) ..........                    545,000          567,481
 9.875% 01/15/07 (h) ............                    320,000          333,200
Poland Non-U.S. Global
   Registered Bond,
   6.688% 10/27/24 (j) ..........                    728,000          706,611
Republic of Poland (Brady),
   Past Due Interest,
   stepped coupon,
   (5.00% 10/27/98)
   4.000% 10/27/14 (k) ..........                    852,000          735,915
Republic of Venezuela
   Global Bond, 9.250%
   09/15/27 (l) .................                    580,000          518,375
Republic of Argentina
   11.250% 04/10/06 (m) .........   DM               700,000          430,081
Russian Ministry of
   Finance, 9.000%
   03/25/04 (i) .................   DM             1,100,000          585,627
Spanish Government Bonds,
   10.000% 02/28/05 .............   SP           153,700,000        1,276,690
Treasury Corp. of Victoria,
   10.250% 11/15/06 .............   A$             1,950,000        1,609,637
   12.500% 10/15/03 .............   A$             1,720,000        1,470,797
United Kingdom Treasury,
   10.000% 02/26/01 .............   UK               650,000        1,168,213
   9.000% 08/06/12 ..............   UK               440,000          906,902
   10.000% 09/08/03 .............   UK               735,000        1,408,919
                                                                  -----------
Total Foreign Government & Agency Obligations
 (cost of $16,119,618).......................................      15,815,390
                                                                  -----------
Non-Agency Mortgage Backed Securities--0.2%
MDC Mortgage Funding Corp., CMO,
   8.850% 03/20/18 (cost of $136,499)                131,822          138,578
                                                                  -----------
Total Bonds & Notes (cost of $65,627,707)....................      67,156,361
                                                                  -----------

                                              Shares
                                             -------
PREFERRED STOCKS--2.4%
Transportation, Communication, Electric,
   Gas & Sanitary Services
Cable
Cablevision Systems Corp.,
   11.125% Series M PIK .........            5,001                  582,655
Time Warner, Inc. 10.25%
   Preferred, Series M ..........            1,065                1,195,012
                                                                  ---------

                                              Shares            Value
                                             --------          ------------
Total Preferred Stocks
   (cost of $1,705,035).................................        $ 1,777,667
                                                                -----------
Rights--0.0% (n)
General Government
Mexican Government, Series
   A and B (cost of $0) (o).............      400,000                (p)
                                                              -------------
Total Investments--94.2%
   (cost of $67,332,742) (q)............................         68,934,028
                                                                -----------
                                                Par
                                             -------
Short Term Obligations--4.9%
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   12/31/97, due 01/02/98 at 6.600%,
   collateralized by U.S. Treasury
   notes with various maturities to
   2016, market value $3,662,578
   (repurchase proceeds $3,581,313)        $3,580,000             3,580,000
                                                                -----------
Foreign Currency Contracts--0.2% (r) ...................            125,714
Other Assets and Liabilities, Net--0.7% ................            535,275
                                                                -----------
Net Assets--100.0% .....................................        $73,175,017
                                                                ===========

Notes to Investment Portfolio:

(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(b) Security is exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the value of these securities amounted to $3,703,750 or 5.1% of net assets.

(c) Zero coupon bond.

(d) This is a British security. Par amount is stated in U.S. dollars.


(e) This is a Canadian security. Par amount is stated in U.S. dollars.


(f) This security, or a portion thereof, with a total market value of $8,258,853 is being used to collateralize the forward currency contracts shown below.

(g) This is an Argentinean security. Par amount is stated in U.S. dollars.


(h) This is a Mexican security. Par amount is stated in U.S. dollars.

(i) This is a Russian security. Par amount is stated in German Deutschemarks.

(j) This is a Polish security. Par amount is stated in U.S. dollars.

    Interest rate shown is a floating rate coupon which changes every six months.


(k) This is a Polish security. Par amount is stated in U.S. dollars. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.


(l) This is a Venezuelan security. Par amount is stated in U.S. Dollars.

(m) This is an Argentinean security. Par amount is stated in German
    Deutschmarks.


(n) Non-income producing.

(o) Represents fair value as determined in good faith under the direction of the Trustees.

(p) Rounds to less than one.

(q) Cost for federal income tax purposes is $67,359,932. Gross unrealized appreciation (depreciation) at December 31, 1997 is as follows:

        Gross unrealized appreciation    $2,257,484
        Gross unrealized depreciation    $ (683,388)
                                         ----------
        Net unrealized appreciation      $1,574,096
                                         ==========

(r) As of December 31, 1997, the Fund had entered into the following forward currency exchange contracts:


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                                       Net Unrealized
                                                        Appreciation
     Contracts                            Settlement   (Depreciation)
    to deliver       In exchange for         Date         (U.S. $)
------------------ -------------------   ------------ ---------------
  UK     1,631,000    US$    2,657,952   01/22/1998      $ (27,955)
  A$        89,000    US$       58,194   02/09/1998            203
  A$     4,751,000    US$    3,222,031   01/08/1998        128,673
  DM       290,000    US$      163,793   01/15/1998          2,410
  DM       209,000    US$      118,045   01/16/1998          1,730
  FF     2,036,000    US$      343,530   01/20/1998          5,130
  DK     3,516,000    US$      521,553   01/14/1998          7,907
  SK     2,987,000    US$      384,210   01/12/1998          7,616
                                                         ---------
                                                         $ 125,714
                                                         =========


                       Summary of Securities by Currency


                                       Currency         Value        % of Total
                                      ----------   --------------   -----------
          United States ...........      $          $51,599,592       74.8%
          United Kingdom ..........      UK           4,740,347          6.9
          Australia ...............      A$           3,080,434          4.5
          Denmark .................      DK           1,971,492          2.9
          Poland ..................                   1,442,526          2.1
          Sweden ..................      SK           1,442,248          2.1
          Spain ...................      SP           1,276,690          1.9
          Mexico ..................                   1,233,681          1.8
          Argentina ...............                     780,283          1.1
          Russia ..................                     585,627          0.8
          Venezuela ...............                     518,375          0.7
          Canada ..................                     262,733          0.4
                                                    -----------        -----
                                                    $68,934,028        100.0%
                                                    ===========        =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


  Acronym           Name
-----------   ----------------
  PIK         Payment-In-Kind
  DM          Deutschemarks
  FF          French Francs


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments, at market value (Identified cost $67,332,742) ..........................    $68,934,028
Short-term obligations ..............................................................      3,580,000
Cash ................................................................................            659
Dividends and interest receivable ...................................................      1,392,425
Unrealized appreciation on forward currency exchange contracts ......................        125,714
Receivable for fund shares sold .....................................................         76,806
Expense reimbursement due from Adviser ..............................................          6,493
Unamortized organization expenses ...................................................          5,987
Other assets ........................................................................          2,987
                                                                                         -----------
  Total assets ......................................................................     74,125,099
                                                                                         -----------
Liabilities:
Payable for fund shares repurchased .................................................        514,875
Payable for investments purchased ...................................................        366,872
Management fee payable ..............................................................         39,809
Bookkeeping fee payable .............................................................          2,894
Transfer agent fee payable ..........................................................            625
Accrued expenses payable ............................................................         25,007
                                                                                         -----------
  Total liabilities .................................................................        950,082
                                                                                         -----------
Net assets ..........................................................................    $73,175,017
                                                                                         ===========
Net assets represented by:
 Paid-in capital ....................................................................    $71,561,351
 Accumulated overdistributed net investment income ..................................        (23,401)
 Accumulated net realized losses on investments and foreign currency transactions ...        (78,152)
 Net unrealized appreciation on investments and foreign currency transactions .......      1,715,219
                                                                                         -----------
Total net assets applicable to outstanding shares of beneficial interest ............    $73,175,017
                                                                                         ===========
Shares of beneficial interest outstanding ...........................................      6,565,006
                                                                                         ===========
Net asset value per share ...........................................................         $11.15
                                                                                              ======


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1997
--------------------------------------------------------------------------------


Investment income:
Interest income ........................................................................    $5,209,170
Dividends ..............................................................................       117,721
                                                                                            ----------
  Total investment income ..............................................................     5,326,891
                                                                                            ----------
Expenses:
 Management fee ........................................................................       399,569
 Bookkeeping fee .......................................................................        31,551
 Transfer agent fee ....................................................................         7,500
 Audit fee .............................................................................        20,197
 Printing expense ......................................................................         9,885
 Trustees' expense .....................................................................         5,822
 Custodian fee .........................................................................        17,869
 Legal fee .............................................................................         7,481
 Amortization of organization expense ..................................................         3,971
 Miscellaneous expense .................................................................         3,626
                                                                                            ----------
  Total expenses .......................................................................       507,471
                                                                                            ----------
Less:
 Expenses reimbursable by Manager ......................................................       (15,222)
                                                                                            ----------
Net expenses ...........................................................................       492,249
                                                                                            ----------
Net investment income ..................................................................     4,834,642
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments ....................................................      (557,481)
 Net realized gains on foreign currency transactions ...................................     1,104,281
 Unrealized appreciation on investments and foreign currency transactions ..............       101,719
                                                                                            ----------
Net increase in net assets resulting from operations ...................................    $5,483,161
                                                                                            ==========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                          Year Ended         Year Ended
                                                                                         December 31,       December 31,
                                                                                             1997               1996
                                                                                       ----------------   ---------------
Operations:
 Net investment income .............................................................    $   4,834,642      $   4,018,142
 Net realized gains (losses) on investments ........................................         (557,481)           259,150
 Net realized gains on foreign currency transactions ...............................        1,104,281            330,664
 Change in unrealized appreciation on investments and foreign currency
  transactions .....................................................................          101,719             22,412
                                                                                        -------------      -------------
 Net increase in net assets resulting from operations ..............................        5,483,161          4,630,368
                                                                                        -------------      -------------
Distributions declared from:
 Net investment income .............................................................       (4,834,643)        (4,244,982)
 In excess of net investment income ................................................         (296,671)                --
 Net realized gains on investments .................................................         (328,008)          (309,530)
 In excess of net realized gains ...................................................           (7,971)                --
                                                                                        -------------      -------------
  Total distributions ..............................................................       (5,467,293)        (4,554,512)
                                                                                        -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ....................................................       29,075,205         15,151,911
 Cost of fund shares repurchased ...................................................      (14,776,284)       (14,723,831)
 Distributions reinvested ..........................................................        5,467,293          4,554,512
                                                                                        -------------      -------------
Net increase in net assets resulting from fund share transactions ..................       19,766,214          4,982,592
                                                                                        -------------      -------------
Total increase in net assets .......................................................       19,782,082          5,058,448
Net assets:
 Beginning of period ...............................................................       53,392,935         48,334,487
                                                                                        -------------      -------------
 End of period .....................................................................    $  73,175,017      $  53,392,935
                                                                                        =============      =============
Accumulated overdistributed net investment income included in ending net assets         $     (23,401)     $      (5,726)
                                                                                        =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .......................................................................        2,534,934          1,337,261
 Shares redeemed ...................................................................       (1,299,060)        (1,307,531)
 Distributions reinvested ..........................................................          490,780            412,547
                                                                                        -------------      -------------
Net increase .......................................................................        1,726,654            442,277
                                                                                        =============      =============




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial Strategic Income Fund, Variable
Series
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
                                                                   --------------------------------------------------
                                                                         1997             1996             1995
                                                                   ---------------- ---------------- ----------------
Per share operating performance:
Net asset value, beginning of period .............................    $   11.04        $   10.99        $    9.79
                                                                      ---------        ---------        ---------
Net investment income (a) ........................................         0.90             0.92             0.55
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions ...................................         0.11             0.16             1.24
                                                                      ---------        ---------        ---------
Total from investment operations .................................         1.01             1.08             1.79
                                                                      ---------        ---------        ---------
Less distributions:
 Dividends from net investment income ............................        (0.79)           (0.96)           (0.56)
 In excess of net investment income ..............................        (0.05)              --               --
 Dividends from net realized gains ...............................        (0.05)           (0.07)           (0.03)
 In excess of net realized gains .................................        (0.01)              --               --
                                                                      ---------        ---------        ---------
Total distributions ..............................................        (0.90)           (1.03)           (0.59)
                                                                      ---------        ---------        ---------
Net asset value, end of period ...................................    $   11.15        $   11.04        $   10.99
                                                                      =========        =========        =========
Total return:
Total investment return (b)(c) ...................................         9.11%            9.83%           18.30%
Ratios/supplemental data:
Net assets, end of period (000) ..................................    $  73,175        $  53,393        $  48,334
Ratio of net expenses to average net assets (d) ..................         0.80%(e)         0.80%(e)         0.84%(e)
Ratio of net investment income to average net assets (c) .........         7.86%(e)         8.13%(e)         8.08%(e)
Portfolio turnover ratio .........................................           94%             114%             281%

                                                                       Period
                                                                       Ended
                                                                    December 31,
                                                                   -------------
                                                                      1994***
                                                                   -------------
Per share operating performance:
Net asset value, beginning of period .............................  $  10.00
                                                                    --------
Net investment income (a) ........................................      0.30
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions ...................................      0.19)
                                                                    ---------
Total from investment operations .................................      0.11
                                                                    ---------
Less distributions:
 Dividends from net investment income ............................     (0.31)
 In excess of net investment income ..............................         --
 Dividends from net realized gains ...............................     (0.01)
 In excess of net realized gains .................................         --
                                                                    ---------
Total distributions ..............................................     (0.32)
                                                                    ---------
Net asset value, end of period ...................................  $   9.79
                                                                    =========
Total return:
Total investment return (b)(c) ...................................      1.10%**
Ratios/supplemental data:
Net assets, end of period (000) ..................................  $ 13,342
Ratio of net expenses to average net assets (d) ..................      1.00%*
Ratio of net investment income to average net assets (c) .........      7.33%*
Portfolio turnover ratio .........................................        94%**


   * Annualized

  ** Not Annualized

 *** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Computed giving effect to Manager's expense limitation undertaking.


 (d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.82%, 0.86%, 0.94% and 1.60% (annualized), respectively.


 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


Federal Income Tax footnote (unaudited)

97.63% of the gain distribution recorded in December 1997 and paid in January 1998 was derived from long term gains.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                               Shares               Value
                                          ----------------   ------------------
COMMON STOCKS--92.4%
Agriculture, Forestry & Fishing--1.4%
Agricultural Services
RJR Nabisco Holdings Corp. ............        34,800        $ 1,305,000
                                                             -----------
Finance, Insurance & Real Estate--20.5%
Depository Institutions--7.4%
Bankamerica Corp. .....................        25,700          1,876,100
Chase Manhattan Corp. .................        11,200          1,226,400
Citicorp ..............................        13,500          1,706,906
Comerica, Inc. ........................        11,600          1,046,900
First Union Corp. .....................        24,400          1,250,500
Nations Bank Corp. ....................         1,000             60,813
                                                             -----------
                                                               7,167,619
                                                             -----------
Insurance Carriers--6.3%
Mercury General Corp. .................        16,400            906,100
Old Republic International Corp. ......        25,550            950,141
Travelers, Inc. .......................        45,399          2,445,871
United Healthcare Corp. ...............        21,800          1,083,188
Wellpoint Health Networks, Inc.,
   Class A ............................        16,100            680,225
                                                             -----------
                                                               6,065,525
                                                             -----------
Nondepository Credit Institutions--4.3%
American Express Co. ..................        17,400          1,552,950
Green Tree Financial Corp. ............        19,000            497,562
Hartford Financial Services Group .....         9,700            907,556
Student Loan Marketing
   Association ........................         8,300          1,158,888
                                                             -----------
                                                               4,116,956
                                                             -----------
Security Brokers & Dealers--2.5%
Bear Stearns Companies, Inc. ..........        24,700          1,173,250
Lehman Brothers Holdings, Inc. ........        15,000            765,000
Merrill Lynch & Co., Inc. .............         6,400            466,800
                                                             -----------
                                                               2,405,050
                                                             -----------
Manufacturing--44.3%
Apparel--1.2%
VF Corp. ..............................        26,200          1,203,563
                                                             -----------
Chemicals & Allied Products--10.1%
American Home Products Corp. ..........        12,000            918,750
Clorox Co. ............................         6,200            490,187
Dow Chemical Co. ......................        12,200          1,238,300
Eli Lilly & Co. .......................        11,000            765,875
Johnson & Johnson .....................         8,200            540,175
Jones Medical Industries, Inc. ........         8,500            327,250
Merck & Co., Inc. .....................        14,600          1,551,250
Procter & Gamble Co. ..................         7,600            606,575
Rohm & Haas Co. .......................         8,200            785,150
Schering-Plough Corp. .................        27,600          1,714,650
Warner-Lambert Co. ....................         6,500            806,000
                                                             -----------
                                                               9,744,162
                                                             -----------

                                               Shares               Value
                                          ----------------   ------------------
Communications Equipment--0.6%
Lucent Technologies, Inc. .............         7,377        $   589,238
                                                             -----------
Electrical Industrial Equipment--2.6%
General Electric Co. ..................        34,900          2,560,788
                                                             -----------
Electronic Components--1.3%
Intel Corp. ...........................         5,700            400,425
SCI Systems, Inc. (a) .................        20,200            879,963
                                                             -----------
                                                               1,280,388
                                                             -----------
Food & Kindred Products--4.1%
Hershey Foods Corp. ...................         3,900            241,556
Interstate Bakeries Corp. .............        18,000            668,250
Philip Morris Co., Inc. ...............        66,500          3,013,281
                                                             -----------
                                                               3,923,087
                                                             -----------
Furniture & Fixtures--2.3%
Hillenbrand Industries, Inc. ..........        10,000            512,500
Johnson Controls, Inc. ................        14,400            687,600
Masco Corp. ...........................        19,500            992,062
                                                             -----------
                                                               2,192,162
                                                             -----------
Machinery & Computer Equipment--8.3%
Applied Materials, Inc. (a) ...........        13,200            397,650
Caterpillar, Inc. .....................        20,000            971,250
Compaq Computer Corp. .................        15,000            846,562
Digital Equipment Corp. (a) ...........        25,200            932,400
EMC Corp. (a) .........................        48,200          1,322,487
Ingersoll Rand Co. ....................        10,800            432,675
Storage Technology Corp. (a) ..........         8,800            545,050
Sun Microsystems, Inc. (a) ............        26,400          1,052,700
Tyco International Ltd. ...............        33,200          1,496,075
                                                             -----------
                                                               7,996,849
                                                             -----------
Measuring & Analyzing Instruments--3.5%
Honeywell, Inc. .......................         5,400            369,900
Raytheon Co. Class B ..................        20,600          1,040,300
Tektronix, Inc. .......................        12,900            511,969
Thermo Electron Corp. (a) .............        31,900          1,419,550
                                                             -----------
                                                               3,341,719
                                                             -----------
Petroleum Refining--7.1%
Ashland Oil, Inc. .....................         9,500            510,031
Atlantic Richfield Co. ................        15,600          1,249,950
Chevron Corp. .........................         2,600            200,200
Exxon Corp. ...........................        18,500          1,131,969
Mobil Corp. ...........................        16,800          1,212,750
Phillips Petroleum Co. ................         6,800            330,650
Texaco, Inc. ..........................        15,400            837,375
USX-Marathon Group ....................        42,700          1,441,125
                                                             -----------
                                                               6,914,050
                                                             -----------
Primary Metal--0.5%
USX-US Steel Group ....................        15,000            468,750
                                                             -----------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                                Shares               Value
                                           ----------------   ------------------
Transportation Equipment--2.7%
General Dynamics Corp. .................       10,000        $   864,375
Textron, Inc. ..........................       14,600            912,500
United Technologies Corp. ..............       11,500            837,344
                                                             -----------
                                                               2,614,219
                                                             -----------
Mining & Energy--0.7%
Crude Petroleum & Natural Gas--0.4%
Burlington Resources, Inc. .............        9,500            425,719
                                                             -----------
Nonmetallic, Except Fuels--0.3%
Vulcan Materials Co. ...................        2,800            285,950
                                                             -----------
Retail Trade--8.1%
Apparel & Accessory Stores--1.8%
TJX Companies, Inc. ....................       52,000          1,787,500
                                                             -----------
Food Stores--1.4%
Safeway, Inc. (a) ......................       21,835          1,378,334
                                                             -----------
General Merchandise Stores--3.1%
Dayton Hudson Corp. ....................       20,500          1,387,594
Federated Department Stores,
   Inc. (a) ............................       23,000            990,438
Sears, Roebuck & Co. ...................       14,000            633,500
                                                             -----------
                                                               3,011,532
                                                             -----------
Home Furnishings & Equipment--0.2%
CompUSA, Inc. (a) ......................        7,600            235,600
                                                             -----------
Miscellaneous Retail--1.6%
Office Depot, Inc. (a) .................       65,100          1,558,331
                                                             -----------
Services--5.0%
Business Services--1.3%
Cendant Corp. (a) ......................       35,566          1,222,577
                                                             -----------
Computer Related Services--0.5%
Cadence Design Systems, Inc. (a) .......       18,000            441,000
                                                             -----------
Computer Software--1.6%
Microsoft Corp. (a) ....................       12,100          1,563,925
                                                             -----------
Health Services--0.8%
Tenet Healthcare Corp. (a) .............       22,815            755,747
                                                             -----------
Hotels, Camps & Lodging--0.8%
Hilton Hotels Corp. ....................       25,000            743,750
                                                             -----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--11.5%
Air Transportation--1.7%
Continental Airlines, Class B (a) ......       15,000            721,875
Delta Air Lines, Inc. ..................          800             95,250
U.S. Airways Group, Inc. (a) ...........       12,700            793,750
                                                             -----------
                                                               1,610,875
                                                             -----------
Communications--5.4%
Ameritech Corp. ........................       17,600          1,416,800
Bell Atlantic Corp. ....................        7,768            705,917

                                                Shares         Value
                                           ----------------  -------------
Bellsouth Corp. ........................        9,000        $   506,812
SBC Communications, Inc. ...............       17,381          1,273,158
U.S. West Communications Group..........       28,600          1,288,788
                                                             -----------
                                                               5,191,475
                                                             -----------
Electric, Gas & Sanitary Services--0.5%
Enova Corp. ............................       18,400            497,950
                                                             -----------
Electric Services--3.2%
FPL Group, Inc. ........................        9,000            532,687
GPU, Inc. ..............................       27,500          1,158,438
Long Island Lighting Co. ...............       31,000            933,875
NIPSCO Industries, Inc. ................       10,300            509,206
                                                             -----------
                                                               3,134,206
                                                             -----------
Motor Freight & Warehousing--0.7%
CNF Transportation .....................       18,000            688,500
                                                             -----------
Wholesale Trade--0.9%
Nondurable Goods
Bergen Brunswig Corp., Class A .........       10,700            450,737
Richfood Holdings, Inc. ................       15,850            447,763
                                                             -----------
                                                                 898,500
                                                             -----------
Total Common Stocks
   (cost of $70,140,195).............................
                                                               89,320,596
                                                             -----------
                                                 Par
                                               ------
CORPORATE FIXED-INCOME BONDS--3.8%
Finance, Insurance & Real Estate--2.1%
Depository Institutions--0.5%
Fleet/Norstar, 8.125% 07/01/04 .........   $  500,000            544,525
                                                             -----------
Nondepository Credit Institutions--1.6%
Ford Motor Credit Co., 8.000%
   06/15/02 ............................    1,000,000          1,066,880
Household Finance Co., 8.250%
   02/15/05 ............................      400,000            439,440
                                                             -----------
                                                               1,506,320
                                                             -----------
Manufacturing--1.1%
Transportation Equipment
General Motors Notes, 9.125%
   07/15/01 ............................    1,000,000          1,089,800
                                                             -----------
Retail Trade--0.6%
General Merchandise Stores
Wal-Mart Stores, Inc., 8.625%
   04/01/01 ............................      500,000            537,690
                                                             -----------
Total Corporate Fixed-Income Bonds
   (cost of $3,674,015)..............................          3,678,335
                                                              ----------
Total Investments--96.2%
   (cost of $73,814,211) (b).........................
                                                              92,998,931
                                                             -----------



                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                            Par               Value
                                         -------------      ------------
SHORT-TERM OBLIGATIONS--2.7%
Repurchase agreement with ABN
   AMRO Chicago Corp., dated
   12/31/97, due 01/02/98 at
   6.600%, collateralized by U.S.
   Treasury notes with various
   maturities to 2016, market value
   $2,707,034 (repurchase proceeds
   $2,646,970).....................        $2,646,000         $2,646,000
                                                              ----------

Other Assets & Liabilities, Net--1.1%                         $ 1,070,210
                                                              -----------
Net Assets--100% ....................                         $96,715,141
                                                              ===========


Notes to Investment Portfolio:

(a) Non-income producing.

(b) The cost for federal income tax purposes is $73,816,189. Gross unrealized appreciation and depreciation at December 31, 1997 is as follows:


        Gross unrealized appreciation    $ 20,845,409
        Gross unrealized depreciation      (1,662,667)
                                         ------------
        Net unrealized appreciation      $ 19,182,742
                                         ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments, at market value (Identified cost $73,814,211) ..............    $92,998,931
Short-term obligations ..................................................      2,646,000
Cash ....................................................................            587
Receivable for fund shares sold .........................................        929,965
Dividends and interest receivable .......................................        223,181
Unamortized organization expenses .......................................          5,987
Other assets ............................................................            905
                                                                             -----------
  Total assets ..........................................................     96,805,556
                                                                             -----------
Liabilities:
Payable for fund shares bought ..........................................            104
Management fee payable ..................................................         63,221
Bookkeeping fee payable .................................................          3,511
Transfer agent fee payable ..............................................            625
Accrued expenses payable ................................................         22,954
                                                                             -----------
  Total liabilities .....................................................         90,415
                                                                             -----------
Net assets ..............................................................    $96,715,141
                                                                             ===========
Net assets represented by:
 Paid-in capital ........................................................    $77,629,754
 Accumulated overdistributed net investment income ......................        (47,967)
 Accumulated net realized losses on investments .........................        (51,366)
 Net unrealized appreciation on investments .............................     19,184,720
                                                                             -----------
Total net assets applicable to outstanding shares of beneficial interest     $96,715,141
                                                                             ===========
Shares of beneficial interest outstanding ...............................      5,935,957
                                                                             ===========
Net asset value per share ...............................................         $16.29
                                                                                  ======


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year ended December 31, 1997
--------------------------------------------------------------------------------

Investment income:
Dividends ....................................................              $  1,303,865
Interest income ..............................................                   360,196
                                                                             -----------
  Total investment income ....................................                 1,664,061
                                                                             -----------
Expenses:
 Management fee ..............................................                   623,484
 Bookkeeping fee .............................................                    39,024
 Transfer agent fee ..........................................                     7,500
 Audit fee ...................................................                    16,900
 Printing expense ............................................                    13,519
 Trustees' expense ...........................................                     6,446
 Custodian fee ...............................................                     4,978
 Legal fee ...................................................                    11,284
 Amortization of organization expense ........................                     3,971
 Miscellaneous expense .......................................                     4,826
                                                                             -----------
  Total expenses .............................................                   731,932
                                                                             -----------
Net investment income ........................................                   932,129
Realized and unrealized gains on investments:
 Net realized gains on investments ...........................                11,726,262
 Change in unrealized appreciation on investments ............                 8,137,807
                                                                             -----------
Net increase in net assets resulting from operations .........               $20,796,198
                                                                             ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                Year Ended         Year Ended
                                                                               December 31,       December 31,
                                                                                   1997               1996
                                                                             ----------------   ---------------
Operations:
 Net investment income ...................................................    $     932,129      $     727,665
 Net realized gains on investments .......................................       11,726,262          2,722,737
 Change in unrealized appreciation on investments ........................        8,137,807          6,906,156
                                                                              -------------      -------------
Net increase in net assets resulting from operations .....................       20,796,198         10,356,558
                                                                              -------------      -------------
Distributions declared from:
 Net investment income ...................................................         (932,130)          (692,338)
 In excess of net investment income ......................................          (47,965)                --
 Net realized gains on investments .......................................      (11,726,262)        (2,738,643)
 In excess of net realized gains .........................................          (34,889)                --
                                                                              -------------      -------------
Total distributions ......................................................      (12,741,246)        (3,430,981)
                                                                              -------------      -------------
Fund share transactions:
 Proceeds from fund shares sold ..........................................       29,081,474         17,615,945
 Cost of fund shares repurchased .........................................      (14,017,158)       (10,135,228)
 Distributions reinvested ................................................       12,741,246          3,430,981
                                                                              -------------      -------------
Net increase in net assets resulting from fund share transactions ........       27,805,562         10,911,698
                                                                              -------------      -------------
Total increase in net assets .............................................       35,860,514         17,837,275
Net assets:
 Beginning of period .....................................................       60,854,627         43,017,352
                                                                              -------------      -------------
 End of period ...........................................................    $  96,715,141      $  60,854,627
                                                                              =============      =============
Accumulated overdistributed net investment income included
 in ending net assets ....................................................    $     (47,967)     $          (1)
                                                                              =============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold .............................................................        1,713,649          1,304,388
 Shares redeemed .........................................................         (842,285)          (742,371)
 Distributions reinvested ................................................          785,527            237,611
                                                                              -------------      -------------
Net increase .............................................................        1,656,891            799,628
                                                                              =============      =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Colonial U.S. Stock Fund, Variable Series
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                               --------------------------------------------------------
                                                                     1997             1996                1995
                                                               ---------------- ---------------- ----------------------
Per share operating performance:
Net asset value, beginning of period .........................    $ 14.22          $ 12.36               $ 10.27
                                                                  -------          -------           -----------
Net investment income (a) ....................................       0.20             0.19                  0.21
Net realized and unrealized gains on investments .............       4.37             2.52                  2.84
                                                                  -------          -------           -----------
Total from investment operations .............................       4.57             2.71                  3.05
                                                                  -------          -------           -----------
Less distributions:
 Dividends from net investment income ........................      (0.18)           (0.17)                (0.16)
 In excess of net investment income ..........................      (0.01)              --                    --
 Dividends from net realized gains ...........................      (2.30)           (0.68)                (0.80)
 In excess of net realized gains .............................      (0.01)              --                    --
                                                                ---------        ---------           -----------
Total distributions ..........................................      (2.50)           (0.85)                (0.96)
                                                                ---------        ---------           -----------
Net asset value, end of period ...............................    $ 16.29          $ 14.22               $ 12.36
                                                                =========        =========           ===========
Total return:
 Total investment return (b) .................................      32.23%           21.84%                29.70%(c)
Ratios/supplemental data:
Net assets, end of period (000) ..............................    $96,715          $60,855               $43,017
Ratio of net expenses to average net assets ..................       0.94%(e)         0.95%(e)              1.00%(d)(e)
Ratio of net investment income to average net assets .........       1.19%(e)         1.39%(e)              1.72%(c)(e)
Portfolio turnover ratio .....................................         63%              77%                  115%
Average commission rate (f) ..................................    $0.0400          $0.0395                    --

                                                                 Period
                                                                 Ended
                                                               December 31,
                                                               -------------
                                                                 1994***
                                                               -------------
Per share operating performance:
Net asset value, beginning of period .........................    $ 10.00
                                                               ----------
Net investment income (a) ....................................       0.09
Net realized and unrealized gains on investments .............       0.35
                                                               ----------
Total from investment operations .............................       0.44
                                                               ----------
Less distributions:
 Dividends from net investment income ........................      (0.11)
 In excess of net investment income ..........................         --
 Dividends from net realized gains ...........................      (0.06)
 In excess of net realized gains .............................         --
                                                               ----------
Total distributions ..........................................      (0.17)
                                                               ----------
Net asset value, end of period ...............................    $ 10.27
                                                               ==========
Total return:
 Total investment return (b) .................................       4.40%(c)**
Ratios/supplemental data:
Net assets, end of period (000) ..............................    $15,373
Ratio of net expenses to average net assets ..................       1.00%(d)*
Ratio of net investment income to average net assets .........       2.16%(c)*
Portfolio turnover ratio .....................................         52%**
Average commission rate (f) ..................................         --


   * Annualized

  ** Not Annualized

 *** For the period from the commencement of operations July 5, 1994 to December 31, 1994.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Computed giving effect to Manager's expense limitation undertaking.

 (d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.

 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


Federal Income Tax footnote (unaudited)

85.98% of the gain distribution recorded in December 1997 and paid in January 1998 was derived from long term gains.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series /
December 31, 1997
--------------------------------------------------------------------------------

                                             Country
                                             Abbrev.    Shares          Value
                                            ---------  ----------   ----------
COMMON STOCKS--94.0%
Construction--3.9%
Building Construction--3.9%
New World Infrastructure Ltd.                   HK      430,000     $   968,469
                                                                     ----------
Finance, Insurance & Real Estate--58.0%
Depository Institutions--19.3%
Development Bank of
   Singapore Ltd. .........................     Si      154,000       1,318,039
HSBC Holdings PLC .........................     HK       48,400       1,193,165
Hang Seng Bank ............................     HK      133,600       1,288,960
Oversea-Chinese Banking
   Corp. Ltd. .............................     Si      174,200       1,014,657
                                                                     ----------
                                                                      4,814,821
                                                                    -----------
Holding & Other Investment Companies--16.6%
Cheung Kong Holdings Ltd.                       HK      168,000       1,100,441
Citic Pacific Ltd. ........................     HK      298,000       1,184,646
Guangdong Investments .....................     HK      882,200         586,403
Hutchison Whampoa Ltd. ....................     HK      195,000       1,223,186
Taiwan Fund, Inc. .........................     Tw        3,000          49,500
                                                                     ----------
                                                                      4,144,176
                                                                    -----------
Insurance Carriers--0.8%
National Mutual Asia Ltd. .................     HK      200,000         198,766
                                                                     ----------
Real Estate--21.3%
Ayala Land, Inc., Class B .................     Ph      148,750          58,766
China Resources
   Enterprises Ltd. .......................     HK      302,000         674,333
City Developments Ltd. ....................     Si      246,000       1,140,446
Filinvest Development Corp.                     Ph      485,000          40,716
New World Development
   Co., Ltd. ..............................     HK      287,000         992,746
SM Prime Holdings, Inc. ...................     Ph    2,510,000         371,852
Sun Hung Kai Properties Ltd.                    HK      156,000       1,087,276
Swire Pacific Ltd., Series A ..............     HK      173,000         948,979
                                                                     ----------
                                                                      5,315,144
                                                                    -----------
Manufacturing--5.8%
Fabricated Metal--0.2%
Kian Joo Can Factory
   Berhad .................................     Ma       72,000          64,132
                                                                     ----------
Measuring & Analyzing Instruments--0.6%
China Hong Kong Photo
   Products Holdings, Ltd. ................     HK      460,000         115,181
PT Modern Photo Film Reg.                       In      147,000          42,378
                                                                     ----------
                                                                        157,559
                                                                    -----------
Printing & Publishing--4.8%
Singapore Press Holdings
   Ltd. ...................................     Si       96,800       1,213,955
                                                                     ----------
Rubber & Plastic--0.2%
Nylex Malaysia Berhad .....................     Ma      120,000          46,029
                                                                     ----------

                                             Country
                                             Abbrev.       Shares         Value
                                            --------- ------------  ------------
Retail Trade--1.6%
Apparel & Accessory Stores--0.5%
Giordano International Ltd. ...............     HK      354,000     $   122,222
                                                                     ----------
Auto Dealers & Gas Stations--1.1%
Cycle & Carriage Ltd. .....................     Si       65,000         268,499
                                                                     ----------
Services--2.4%
Hotels, Camps & Lodging--1.2%
Genting Berhad ............................     Ma      120,600         302,703
                                                                     ----------
Miscellaneous Repair Services--1.2%
Keppel Land Ltd. ..........................     Si      210,000         289,569
                                                                     ----------
Transportation,Communication, Electric,
   Gas & Sanitary Services--18.0%
Communications--7.0%
Hong Kong
   Telecommunications Ltd. ................     HK      526,569       1,084,021
PT Telekomunikasi
   Indonesia ..............................     In      293,000         154,419
Philippine Long Distance
   Telephone ADR ..........................     Ph       22,500         506,250
                                                                     ----------
                                                                      1,744,690
                                                                    -----------
Electric Services--5.1%
Hong Kong Electric
   Holdings Ltd. ..........................     HK      332,000       1,261,958
                                                                     ----------
Gas Services--5.9%
Hong Kong and China Gas
   Co., Ltd. ..............................     HK      662,936       1,283,466
Petronas Gas Berhad .......................     Ma       80,000         182,263
                                                                     ----------
                                                                      1,465,729
                                                                    -----------
Wholesale Trade--4.3%
Durable Goods
Li & Fung Ltd. ............................     HK      758,000       1,061,501
                                                                     ----------
Total Common Stocks
 (cost of $28,054,686)(a) .....................................      23,439,892
                                                                    -----------
SHORT-TERM OBLIGATIONS--3.6%
                                                        Par
                                                      --------
Repurchase agreement with ABN
   AMRO Chicago Corp. dated
   12/31/97, due 1/02/98 at
   6.600%,collateralized by U.S.
   Treasury notes with various
   maturities to 2021, market value
   $911,141 (repurchase proceeds
   $891,327)..........................................  $ 891,000       891,000
                                                                     -----------
Other Assets & Liabilities, Net--2.4%
                                                                        603,032
                                                                    -----------
Net Assets--100% .......................................            $24,933,924
                                                                    ===========


Notes to Investment Portfolio:
(a) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1997 is as follows:

        Gross unrealized appreciation    $  2,549,268
        Gross unrealized depreciation      (7,164,062)
                                         ------------
        Net unrealized depreciation      $ (4,614,794)
                                         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series /
December 31, 1997
--------------------------------------------------------------------------------

                       Summary of Securities by Country


                                    Country
Country                             Abbrev.      Value        % of Total
------------------------------     ---------   ----------     ----------
         Hong Kong ...........       HK       $16,375,719         69.9%
         Singapore ...........       Si         5,245,165         22.4
         Philippines .........       Ph           977,584          4.2
         Malaysia ............       Ma           595,127          2.5
         Indonesia ...........       In           196,797          0.8
         Taiwan ..............       Tw            49,500          0.2
                                              -----------        -----
                                              $23,439,892        100.0%
                                              ===========        =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series /
December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments, at market value (Identified cost $28,054,686) .......................    $ 23,439,892
Short-term obligations ...........................................................         891,000
Cash (including foreign currencies) ..............................................         247,634
Receivable for investments sold ..................................................         421,367
Dividends, tax reclaims and interest receivable ..................................          68,278
Receivable for fund shares sold ..................................................          10,506
                                                                                      ------------
  Total assets ...................................................................      25,078,677
                                                                                      ------------
Liabilities:
Payable for fund shares repurchased ..............................................          92,403
Management fee payable ...........................................................          19,381
Bookkeeping fee payable ..........................................................           2,250
Transfer agent fee payable .......................................................             625
Accrued expenses payable .........................................................          30,094
                                                                                      ------------
  Total liabilities ..............................................................         144,753
                                                                                      ------------
Net assets .......................................................................    $ 24,933,924
                                                                                      ============
Net assets represented by:
 Paid-in capital .................................................................    $ 32,901,012
 Accumulated overdistributed net investment income ...............................         (62,383)
 Accumulated net realized losses on investments and foreign currency transactions       (3,286,203)
 Net unrealized depreciation on investments and foreign currency transactions ....      (4,618,502)
                                                                                      ------------
Total net assets applicable to shares of beneficial interest outstanding .........    $ 24,933,924
                                                                                      ============
Shares of beneficial interest outstanding ........................................      14,569,906
                                                                                      ============
Net asset value per share ........................................................           $1.71
                                                                                             =====


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------


Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $48,424)          $     708,772
Interest income ............................................................                97,842
                                                                                     -------------
  Total investment income ..................................................               806,614
                                                                                     -------------
Expenses:
 Management fee ............................................................               303,701
 Bookkeeping fee ...........................................................                27,000
 Transfer agent fee ........................................................                 7,500
 Audit fee .................................................................                15,625
 Printing expense ..........................................................                 3,484
 Trustees' expense .........................................................                 3,547
 Custodian fee .............................................................                53,024
 Legal expense .............................................................                 3,192
 Miscellaneous expense .....................................................                 4,182
                                                                                     -------------
  Total expenses ...........................................................               421,255
                                                                                     -------------
Net investment income ......................................................               385,359
Realized and unrealized losses on investments and foreign currency transactions:
 Net realized losses on investments ........................................            (3,259,158)
 Net realized losses on foreign currency transactions ......................               (86,529)
 Unrealized depreciation on investments and foreign currency transactions ..            (8,619,923)
                                                                                     -------------
Net decrease in net assets resulting from operations .......................         $ (11,580,251)
                                                                                     =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                     Year Ended         Year Ended
                                                                                    December 31,       December 31,
                                                                                        1997               1996
                                                                                  ----------------   ---------------
Operations:
 Net investment income ........................................................    $     385,359      $    343,316
 Net realized gains (losses) on investments ...................................       (3,259,158)          109,471
 Net realized losses on foreign currency transactions .........................          (86,529)          (11,295)
 Unrealized appreciation (depreciation) on investments and foreign currency
  transactions ................................................................       (8,619,923)        2,259,060
                                                                                   -------------      ------------
 Net increase (decrease) in net assets resulting from operations ..............      (11,580,251)        2,700,552
                                                                                   -------------      ------------
Distributions declared from:
 Net investment income ........................................................         (312,640)         (237,595)
 In excess of net investment income ...........................................          (49,487)               --
 Net realized gains ...........................................................               --          (135,767)
 In excess of net realized gains ..............................................             (749)               --
                                                                                   -------------      ------------
Total distributions ...........................................................         (362,876)         (373,362)
                                                                                   -------------      ------------
Fund share transactions:
 Proceeds from fund shares sold ...............................................       12,286,867        19,071,741
 Cost of fund shares repurchased ..............................................      (10,415,067)       (6,107,372)
 Distributions reinvested .....................................................          362,876           373,362
                                                                                   -------------      ------------
Net increase in net assets resulting from fund share transactions .............        2,234,676        13,337,731
                                                                                   -------------      ------------
Total increase (decrease) in net assets .......................................       (9,708,451)       15,664,921
Net assets:
 Beginning of period ..........................................................       34,642,375        18,977,454
                                                                                   -------------      ------------
 End of period ................................................................    $  24,933,924      $ 34,642,375
                                                                                   =============      ============
Accumulated undistributed (overdistributed) net investment income included
 in ending net assets .........................................................    $     (62,383)     $        920
                                                                                   =============      ============
Analysis of changes in shares of beneficial interest:
 Shares sold ..................................................................        5,307,469         7,766,949
 Shares redeemed ..............................................................       (4,695,322)       (2,495,545)
 Distributions reinvested .....................................................          211,357           148,081
                                                                                   -------------      ------------
Net increase ..................................................................          823,504         5,419,485
                                                                                   =============      ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                                    Period Ended
                                                                       Year Ended December 31,      December 31,
                                                                     ---------------------------   -------------
                                                                          1997           1996         1995***
                                                                     -------------   -----------   -------------
Per share operating performance:
Net asset value, beginning of period .............................     $  2.52         $ 2.28        $ 2.00
                                                                       -------        -------        -------
Net investment income (a) ........................................        0.03           0.03          0.01
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions ...................................       (0.81)          0.24          0.29
                                                                       --------       -------       -------
Total from investment operations .................................       (0.78)          0.27          0.30
                                                                       --------       -------       -------
Less distributions from:
 Dividends from net investment income ............................       (0.02)         (0.02)        (0.01)
 In excess of net investment income ..............................       (0.01)            --         (0.01)
 Dividends from net realized gains ...............................          --          (0.01)           --
 In excess of net realized gains .................................          --             --            --
                                                                       --------       -------       --------
 Total distributions .............................................       (0.03)         (0.03)        (0.02)
                                                                       --------       -------       --------
Net asset value, end of period ...................................     $  1.71         $ 2.52        $ 2.28
                                                                       ========       =======       ========
Total return:
 Total investment return (b) .....................................      (31.14)%        11.73%        15.00%**
Ratios/supplemental data:
Net assets, end of period (000) ..................................     $24,934        $34,642       $18,977
Ratio of net expenses to average net assets (c) ..................        1.25%          1.27%         1.75%*
Ratio of net investment income to average net assets (c) .........        1.14%          1.20%         0.89%*
Portfolio turnover ratio .........................................          27%             7%           12%**
Average commission rate (d) ......................................     $0.0083        $0.0172            --


   * Annualized

  ** Not Annualized.

 *** For the period from the commencement of operations May 1, 1995 to December
     31, 1995.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

 (d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


Federal Income Tax footnote (unaudited)

None of the gain distribution recorded and paid August 1997 was derived from long term gains.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                                     Shares       Value
                                                ---------------   ---------
COMMON STOCKS--93.1%
Aerospace--2.1%
Boeing Co. ..................................        7,200        $ 352,350
Lockheed Martin Corp. .......................        1,200          118,200
                                                                  ---------
                                                                    470,550
                                                                  ---------
Autos, Tires & Accessories--2.3%
Chrysler Corp. ..............................        3,400          119,638
Eaton Corp. .................................        1,200          107,100
General Motors Corp. ........................        2,700          163,688
Goodyear Tire & Rubber Co. ..................        1,000           63,625
Lear Corp. (a) ..............................        1,200           57,000
                                                                  ---------
                                                                    511,051
                                                                  ---------
Banks--6.5%
ABN AMRO Holding NV ADR .....................        2,800           54,600
Ahmanson H. F. & Co. ........................        2,800          187,425
Chase Manhattan Corp. .......................        2,200          240,900
Citicorp ....................................        1,500          189,656
First Union Corp. ...........................        6,000          307,500
Fleet Financial Group, Inc. .................        2,500          187,188
U. S. Bancorp ...............................          500           55,969
Washington Mutual, Inc. .....................          800           51,050
Wells Fargo & Co. ...........................          500          169,719
                                                                  ---------
                                                                  1,444,007
                                                                  ---------
Business Services--5.2%
Acxiom Corp (a) .............................        3,300           63,525
Automatic Data Processing, Inc. .............        2,400          147,300
Catalina Marketing Corp. (a) ................        1,300           60,125
Cintas Corp. ................................        2,600          101,400
Concord EFS, Inc. (a) .......................        3,400           84,575
Fiserv, Inc. (a) ............................        3,300          162,113
J. D. Edwards & Co. (a) .....................        1,200           35,400
Oracle Corp. (a) ............................        4,100           91,481
Robert Half International, Inc. (a) .........        2,500          100,000
Sitel Corp. (a) .............................        9,400           85,775
Sterling Commerce, Inc. (a) .................        1,700           65,344
Sterling Software (a) .......................        3,100          127,100
Sykes Enterprises, Inc. (a) .................        2,100           40,950
                                                                  ---------
                                                                  1,165,088
                                                                  ---------
Chemicals--3.7%
Albemarle Corp. .............................        1,300           31,038
American Home Products Corp. ................        2,100          160,781
EI dupont de Nemours & Co. Inc. .............        1,900          114,119
Monsanto Co. ................................        3,000          126,000
Morton International, Inc. ..................        3,800          130,625
PPG Industries, Inc. ........................        1,000           57,125
Praxair, Inc. ...............................        2,700          121,500
Union Carbide Corp. (a) .....................        1,900           81,581
                                                                  ---------
                                                                    822,769
                                                                  ---------

                                                     Shares       Value
                                                     ------       ---------
Computer & Business Equipment--5.6%
Cisco Systems, Inc. (a) .....................        1,800        $ 100,350
EMC Corp. (a) ...............................        2,800           76,825
HBO & Co. ...................................        1,400           67,113
Ingram Micro, Inc. Class A (a) ..............        2,900           84,463
Intel Corp. .................................        1,500          105,375
International Business Machines
   Corp. ....................................        3,500          365,969
Microsoft Corp. (a) .........................          600           77,550
Sun Microsystems, Inc. (a) ..................        2,300           91,713
Tech Data Corp. (a) .........................        3,400          132,175
Xerox Corp. .................................        1,900          140,244
                                                                  ---------
                                                                  1,241,777
                                                                  ---------
Construction--1.3%
Foster Wheeler Corp. ........................        5,000          135,313
Masco Corp. .................................        3,000          152,625
                                                                  ---------
                                                                    287,938
                                                                  ---------
Consumer Products--2.4%
Electronic Arts, Inc. (a) ...................        1,200           45,375
Philip Morris Companies, Inc. ...............        5,300          240,156
Procter & Gamble Co. ........................        1,200           95,775
Ralston-Ralston Purina Group ................        1,000           92,938
Unilever NV ADR .............................        1,000           62,438
                                                                  ---------
                                                                    536,682
                                                                  ---------
Cosmetics & Toiletries--1.1%
Avon Products, Inc. .........................        2,500          153,438
Gillette Co. ................................          800           80,350
                                                                  ---------
                                                                    233,788
                                                                  ---------
 Diversified--2.8%
Allied Signal, Inc. .........................        2,300           89,413
Cooper Industries, Inc. .....................          900           44,100
Dover Corp. .................................        4,000          144,250
General Electric Co. ........................        1,000           73,375
Loews Corp. .................................        1,400          148,400
Tyco International Ltd. .....................        2,600          117,163
                                                                  ---------
                                                                    616,701
                                                                  ---------
Drugs & Healthcare--6.3%
Crescendo Pharmaceuticals
   Corp. (a) ................................          100            1,163
DENTSPLY International, Inc. ................        1,900           57,950
Elan Corp. ADR (a) ..........................        2,900          148,444
Genzyme Corp. (a) ...........................        2,200           61,600
HEALTHSOUTH Corp. (a) .......................        4,000          111,000
Henry Schein, Inc. (a) ......................        1,300           45,500
Humana, Inc. (a) ............................        4,800           99,600
Medtronic, Inc. .............................        2,200          115,225
Merck & Co., Inc. ...........................          900           95,625
Omnicare, Inc. ..............................        2,100           65,100
Pfizer, Inc. ................................        1,800          134,213


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                               Shares             Value
                                               -------        ----------
R. P. Scherer Corp. (a) .................      1,000             $   61,000
Smithkline Beecham PLC ADR ..............      1,200                 61,725
Steris Corp. (a) ........................      2,200                106,150
Tenet Healthcare Corp. (a) ..............      3,700                122,540
Warner-Lambert Co. ......................        900                111,600
                                                                  ---------
                                                                  1,398,435
                                                                  ---------
Electrical Utilities--1.5%
Dominion Resources, Inc. ................      1,300                 55,331
Florida Progress Corp. ..................      1,500                 58,875
Houston Industries, Inc. ................      5,000                133,125
Saville Systems ADR (a) .................      1,200                 49,800
Southern Co. ............................      1,700                 43,988
                                                                  ---------
                                                                    341,119
                                                                  ---------
Electronics & Electrical Equipment--4.3%
Adaptec, Inc. (a) .......................      2,000                 74,250
Arrow Electronics, Inc. (a) .............      4,000                129,750
Berg Electronics Corp. ..................      2,600                 59,150
General Semiconductor, Inc. (a) .........        900                 10,406
Linear Technology Corp. .................      2,400                138,000
Molex, Inc. .............................      3,750                120,469
Motorola, Inc. ..........................      1,600                 91,300
Perkin-Elmer Corp. ......................        900                 63,956
Raytheon Co., Class A ...................        172                  8,491
Raytheon Co., Class B ...................      2,700                136,350
Sensormatic Electronics Corp. ...........      3,400                 55,675
Texas Instrument, Inc. ..................      1,000                 45,000
                                                                  ---------
                                                                    932,797
                                                                  ---------
Financial Services--3.8%
Beneficial Corp. ........................      1,300                108,063
Countrywide Credit Industries, Inc. .....      2,500                107,188
Federal Home Loan Mortgage Corp.               3,000                125,813
Federal National Mortgage Co. ...........      1,700                 97,006
Morgan Stanley, Dean Witter,
 Discover & Co. .........................      2,000                118,250
Paychex, Inc. ...........................      2,600                131,625
Travelers Group, Inc. ...................      3,000                161,625
                                                                  ---------
                                                                    849,570
                                                                  ---------
Food, Beverage & Restaurants--4.2%
Anheuser-Busch, Inc. ....................      4,600                202,400
Campbell Soup Co. .......................      2,100                122,063
Diageo PLC ADR ..........................      3,000                113,625
Dole Food Co. ...........................      2,000                 91,500
Dreyers Grand Ice Cream .................      2,600                 62,725
McDonalds Corp. .........................      2,500                119,375
Starbucks Corp. (a) .....................      2,500                 95,938
Wendy's International, Inc. .............      5,000                120,313
                                                                  ---------
                                                                    927,939
                                                                  ---------
Hotels & Leisure--0.3%
Marriott International, Inc. ............        800                 55,400
                                                                  ---------

                                               Shares             Value
                                               --------           -----
Industrial Equipment--1.8%
Caterpillar, Inc. .......................        3,000            $ 145,688
Deere & Co. .............................        2,100              122,456
JLK Direct Distribution, Inc. (a) .......        2,100               58,800
York International Corp. ................        2,000               79,125
                                                                  ---------
                                                                    406,069
                                                                  ---------
Insurance--5.6%
AFLAC, Inc. .............................        3,500              178,938
Aon Corp. ...............................        2,500              146,563
Cigna Corp. .............................          700              121,144
Conseco, Inc. ...........................        2,800              127,050
Marsh & McLennan Companies, Inc.                 1,200               89,475
Progressive Corp. .......................        1,000              119,875
Providian Corp. .........................        3,900              176,231
Transamerica Corp. ......................        1,500              159,750
Renaissancere Holdings Ltd. (a) .........        3,000              132,375
                                                                  ---------
                                                                  1,251,401
                                                                  ---------
Metals & Mining--1.3%
Allegheny Teledyne, Inc. ................        3,700               95,738
Aluminum Co. of America .................        1,700              119,638
Freeport-McMoRan Copper &
   Gold, Inc., Class B ..................        5,000               78,750
                                                                  ---------
                                                                    294,126
                                                                  ---------
Oil & Gas--8.5%
Apache Corp. ............................        1,600               56,100
Atlantic Richfield Co. ..................        1,100               88,138
Baker Hughes, Inc. ......................        2,800              122,150
Burlington Resources, Inc. ..............        1,300               58,256
ELF Aquitaine ADR .......................        2,200              128,975
Enron Corp. .............................        1,400               58,013
Exxon Corp. .............................        1,500               91,781
Kerr-McGee Corp. ........................        2,200              139,288
Mobil Corp. .............................        3,800              274,313
PGE Resource Corp. ......................        1,400               42,613
Pennzoil Co. ............................        1,700              113,581
Pioneer Natural Resources, Co. ..........        1,900               54,981
Royal Dutch Petroleum Co. ADR ...........        1,200               65,025
Texaco, Inc. ............................        4,000              217,500
Tosco Corp. .............................        3,800              143,688
Triton Energy Corp. (a) .................        3,000               87,563
Union Pacific Resources Group ...........        6,300              152,775
                                                                  ---------
                                                                  1,894,740
                                                                  ---------
Paper--0.8%
Champion International Corp. ............        2,500              113,125
Temple Inland, Inc. .....................        1,400               73,238
                                                                  ---------
                                                                    186,363
                                                                  ---------
Pollution Control--0.3%
Waste Management, Inc. ..................        2,500               68,750
                                                                  ---------


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

                                               Shares             Value
                                               -------            -------------
Publishing--1.5%
American Greetings Corp., Class A ......         3,000            $   117,375
Gannett Co., Inc. ......................           900                 55,631
R. R. Donnelley & Sons Co. .............         3,000                111,750
Time Warner, Inc. ......................           900                 55,800
                                                                   -----------
                                                                      340,556
                                                                   -----------
Real Estate Investment Trust--1.6%
Crescent Real Estate Equities Co. ......         1,600                 63,000
Patriot American Hospitality, Inc. .....         1,900                 54,744
Rouse Co. ..............................         3,300                108,075
Starwood Lodging Trust .................         1,100                 63,663
Vornado Realty Trust ...................         1,300                 61,019
                                                                   -----------
                                                                      350,501
                                                                   -----------
Retail Trade--7.4%
Arbor Drugs, Inc. ......................         4,200                 77,700
CDW Computer Centers, Inc. (a) .........         1,300                 67,763
Circuit City Stores, Inc. ..............         2,400                 85,350
Corporate Express, Inc. (a) ............         5,400                 69,525
CVS Corp. ..............................         1,700                108,906
Dollar General Corp. ...................         1,650                 59,813
Family Dollar Stores ...................         2,200                 64,488
Fastenal Co. (a) .......................         2,700                103,275
Federated Department Stores,
   Inc. (a) ............................         1,200                 51,675
Home Depot, Inc. .......................         1,800                105,975
May Department Stores Co. ..............         4,100                216,019
MSC Industrial Direct Co. (a) ..........         2,300                 96,600
Quality Food Centers, Inc. (a) .........         2,000                134,000
Staples, Inc. (a) ......................         5,000                139,375
Tiffany & Co. ..........................         1,200                 43,275
Toys R Us, Inc. (a) ....................         2,400                 75,300
Walgreen Co. ...........................         2,600                 81,575
Wal-Mart Stores, Inc. ..................         1,600                 63,100
                                                                   -----------
                                                                    1,643,714
                                                                   -----------
Telecommunications--8.0%
ADC Telecommunications, Inc. (a) .......         1,700                 71,188
Bay Networks, Inc. (a) .................         3,500                 89,469
Bell Atlantic Corp. ....................         1,200                109,050
Brightpoint, Inc. (a) ..................         2,800                 38,675
CommScope, Inc. (a) ....................         3,800                 51,063
GTE Corp. ..............................         3,600                188,100
Lucent Technologies, Inc. ..............         1,500                119,813
MCI Communications Corp. ...............         1,100                 47,094
Nextlevel Systems, Inc. (a) ............         3,800                 67,925
Nokia Corp. ADR ........................         2,000                140,000
SBC Communications, Inc. ...............         4,700                344,275
Scientific Atlanta, Inc. ...............         6,300                105,525

                                               Shares             Value
                                               --------           ------------
Sprint Corp. ...........................         2,000            $   116,875
Tele Communications--TCI
   Ventures, Class A (a) ...............         1,800                 50,963
US West Media Group (a) ................         3,200                 92,400
Worldcom, Inc. (a) .....................         4,700                142,175
                                                                   -----------
                                                                    1,774,590
                                                                   -----------
Transportation--2.9%
AMR Corp. (a) ..........................         1,000                128,625
Burlington Northern Santa Fe ...........         1,600                148,700
CSX Corp. ..............................         1,700                 91,800
Ryder System, Inc. .....................         3,700                121,175
Union Pacific Corp. ....................         2,400                149,850
                                                                   -----------
                                                                      640,150
                                                                   -----------
Total Common Stocks
 (cost of $20,544,616) .....................................       20,686,571
                                                                   -----------
PREFERRED STOCKS--0.2%
Electrical Utilities
Houston Industries, Inc. 7%
 Convertible
 (cost of $56,676) ...................           1,000                 57,063
                                                                   -----------
Total Investments--93.3%
 (cost of $20,601,292) .....................................       20,743,634
                                                                   -----------
                                                Par

SHORT-TERM OBLIGATIONS--3.2%
Repurchase Agreement with ABN
 AMRO Chicago Corp., dated
 12/31/97, due 01/02/98 at
 6.600%, collateralized by U.S.
 Treasury notes with various
 maturities to 2016, market value
 $726,049 (repurchase proceeds
 $710,260) ...........................        $710,000                710,000
                                                                   -----------
Other Assets and Liabilities, Net--3.5%
                                                                      773,957
                                                                   -----------
Net Assets--100.0%) ........................................      $22,227,591
                                                                   -----------

Notes to Investment portfolio:

(a) Non-income producing.

(b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation of investments at December 31, 1997 is as follows:

        Gross unrealized appreciation    $  846,563
        Gross unrealized depreciation      (704,221)
                                         ----------
        Net unrealized appreciation      $  142,342
                                         ==========

  Acronym                 Name
-----------   ----------------------------
  ADR         American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments, at market value (Identified cost $20,601,292) ..............    $20,743,634
Short-term obligations ..................................................        710,000
Cash (including foreign currencies) .....................................          8,050
Receivable for fund shares sold .........................................        905,246
Dividends and interest receivable .......................................         18,258
Expense reimbursement due from Adviser ..................................         11,533
                                                                             -----------
  Total assets ..........................................................     22,396,721
                                                                             -----------
Liabilities:
Payable for investments purchased .......................................        142,976
Management fee payable ..................................................         15,245
Bookkeeping fee payable .................................................          2,250
Transfer agent fee payable ..............................................            625
Accrued expenses payable ................................................          8,034
                                                                             -----------
  Total liabilities .....................................................        169,130
                                                                             -----------
Net assets ..............................................................    $22,227,591
                                                                             ===========
Net assets represented by:
 Paid-in capital ........................................................    $22,089,534
 Accumulated overdistributed net investment income ......................            (67)
 Accumulated net realized losses on investments .........................         (4,218)
 Net unrealized appreciation on investments .............................        142,342
                                                                             -----------
Total net assets applicable to shares of beneficial interest outstanding     $22,227,591
                                                                             ===========
Shares of beneficial interest outstanding ...............................      2,208,036
                                                                             ===========
Net asset value per share ...............................................         $10.07
                                                                                  ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended December 31, 1997*
--------------------------------------------------------------------------------
Investment income:
Dividends ....................................................    $  29,481
Interest income ..............................................       16,990
                                                                  ---------
  Total investment income ....................................       46,471
                                                                  ---------
Expenses:
 Management fee ..............................................       20,337
 Bookkeeping fee .............................................        3,225
 Transfer agent fee ..........................................          896
 Audit fee ...................................................        7,000
 Printing expense ............................................        1,500
 Custodian fee ...............................................        3,500
 Miscellaneous expense .......................................          500
                                                                  ---------
  Total expenses .............................................       36,958
                                                                  ---------
Less:
 Expenses reimbursable by Manager ............................      (11,533)
                                                                  ---------
Net expenses .................................................       25,425
                                                                  ---------
Net investment income ........................................       21,046
Realized and unrealized gains (losses) on investments:
 Net realized losses on investments ..........................       (4,218)
 Change in unrealized appreciation on investments ............      142,342
                                                                  ---------
Net increase in net assets resulting from operations .........    $ 159,170
                                                                  =========

* For the period from the commencement of operations November 17, 1997 to December 31, 1997.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                                          December 31,
                                                                                             1997*
                                                                                        ---------------
Operations:
 Net investment income ..............................................................     $    21,046
 Net realized losses on investments .................................................          (4,218)
 Unrealized appreciation on investments .............................................         142,342
                                                                                          -----------
 Net increase in net assets resulting from operations ...............................         159,170
                                                                                          -----------
Distributions declared from:
 Net investment income ..............................................................         (21,113)
                                                                                          -----------
Fund share transactions:
 Proceeds from fund shares sold .....................................................      22,104,982
 Cost of fund shares repurchased ....................................................         (36,561)
 Distributions reinvested ...........................................................          21,113
                                                                                          -----------
Net increase in net assets resulting from fund share transactions ...................      22,089,534
                                                                                          -----------
Total increase in net assets ........................................................      22,227,591
Net assets:
 Beginning of period ................................................................               0
                                                                                          -----------
 End of period ......................................................................     $22,227,591
                                                                                          ===========
Accumulated overdistributed net investment income included in ending net assets .....     $       (67)
                                                                                          ===========
Analysis of changes in shares of beneficial interest:
 Shares sold ........................................................................       2,209,591
 Shares redeemed ....................................................................          (3,658)
 Distributions reinvested ...........................................................           2,103
                                                                                          -----------
Net increase ........................................................................       2,208,036
                                                                                          ===========

* For the period from the commencement of operations November 17, 1997 to December 31, 1997.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Variable Investment Trust Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                                         Period Ended
                                                                         December 31,
                                                                        -------------
                                                                           1997***
                                                                        -------------
Per share operating performance:
Net asset value, beginning of period ................................     $ 10.00
                                                                          --------
Net investment income (a) ...........................................        0.01
Net realized and unrealized gains on investments (a) ................        0.07
                                                                          --------
Total from investment operations ....................................        0.08
                                                                          --------
Less distributions from:
 Dividends from net investment income ...............................       (0.01)
                                                                          --------
Net asset value, end of period ......................................     $ 10.07
                                                                          ========
Total return:
 Total investment return (b)(c) .....................................        0.80%* *
Ratios/supplemental data:
Net assets, end of period (000) .....................................     $22,228
Ratio of net expenses to average net assets (d)(e) ..................        1.00%*
Ratio of net investment income to average net assets (c)(e) .........        0.83%*
Portfolio turnover ratio ............................................           1%**
Average commission rate .............................................     $0.0475


   * Annualized

  ** Not Annualized.

 *** For the period from the commencement of operations November 17, 1997 to December 31, 1997.

 (a) Per share data was calculated using average shares outstanding during the period.

 (b) Total return at net asset value assuming all distributions reinvested.

 (c) Computed giving effect to Manager's expense limitation undertaking.


 (d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.45% (annualized).


 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS



Note 1. Organization and Accounting Policies


Liberty Variable Investment Trust (the "Trust"), formerly Keyport Variable Investment Trust, an open-end management investment company, was organized as a Massachusetts business trust on March 4, 1993. At December 31, 1997 the Trust consisted of seven series of Funds, each with its own investment objective, policies and restrictions: Colonial Growth and Income Fund, Variable Series, formerly Colonial-Keyport Growth and Income Fund ("Growth and Income Fund"), Stein Roe Global Utilities Fund, Variable Series, formerly Colonial-Keyport Utilities Fund ("Global Utilities Fund"), Colonial International Fund for Growth, Variable Series, formerly Colonial-Keyport International Fund for Growth ("International Fund for Growth"), Colonial Strategic Income Fund, Variable Series, formerly Colonial-Keyport Strategic Income Fund ("Strategic Income Fund"), Colonial U.S. Stock Fund, Variable Series, formerly Colonial-Keyport U.S. Stock Fund ("U.S. Stock Fund"), Newport Tiger Fund, Variable Series, formerly Newport-Keyport Tiger Fund ("Tiger Fund") and Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund") (individually referred to as a "Fund", or collectively referred to as the "Funds"). Each Fund's objective is as follows:


Growth and Income Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

Global Utilities Fund seeks current income and long-term growth of capital and income.

International Fund for Growth seeks long-term capital growth, by investing primarily in non-U.S. equity securities. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.

Strategic Income Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities.

U.S. Stock Fund seeks long-term capital growth by investing primarily in large capitalization equity securities.

Tiger Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

All-Star Equity Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.


Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Adviser and sub-advisers to the Funds ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Funds. Liberty Advisory Services Corp. (the Manager) ("LASC"), formerly Keyport Advisory Services Corp., provides investment management and advisory services to the Funds pursuant to its Management Agreements with the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to four Funds: Growth and Income Fund, International Fund for Growth, U.S. Stock Fund and Strategic Income Fund. Stein Roe & Farnham Incorporated ("Stein Roe") provides sub-advisory services to Global Utilities Fund. Newport Fund Management, Inc. ("Newport") provides sub-advisory services to Tiger Fund. Liberty Asset Management Company ("LAMCO") provides sub-advisory services to the All-Star Equity Fund. LASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Manager, Colonial, Stein Roe, Newport, LAMCO, KFSC, Keyport and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). Liberty Mutual Insurance Companies ("Liberty Mutual") owns approximately 75% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.


The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Valuation of Investments--Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system generally are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system generally are valued at the latest bid quotation. Long-term debt securities generally are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service which may employ electronic data processing techniques, including a "matrix" system to determine the valuations. Foreign debt securities are valued at the current bid price furnished by market makers. Foreign equity securities listed on an exchange are valued on the basis of last sale on the date as of which the valuation is made, or lacking any sales, at the current bid prices. Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations. In certain countries, the Fund may hold foreign designated shares. If the foreign share price is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value.

Federal Income Taxes--The Funds intend to qualify as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to Federal income tax on taxable income (including realized capital gains) distributed to shareholders. By making the distributions required under the Internal Revenue Code, the Funds intend to avoid excise tax liability.

Organization Expenses--Costs incurred in connection with the organization and offering of the Funds are being deferred and amortized over 60 months from the date those Funds commenced business.

Delayed Delivery Transactions--Growth and Income Fund and Strategic Income
Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

Expenses--Most expenses of the Trust can be attributed to a Fund. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Other--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on security transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains (losses) from investments. The Funds may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Note 2. Fund Share Transactions

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

Note 3. Security Transactions


Realized gains (losses) are computed on the identified cost basis for both financial reporting and Federal income tax purposes.



The cost of investments purchased and proceeds from investments sold excluding short-term investments for the year ended December 31, 1997, for the Funds were as follows:


                                   Growth           Global        International
                                 and Income        Utilities        Fund for
                                    Fund             Fund            Growth
                               --------------   --------------   --------------
Cost of investments
  purchased ................   $52,186,481      $40,067,128      $8,158,992
Proceeds from
  investments sold .........    57,731,015       43,464,862       7,635,191

                          Strategic                                    All-Star
                           Income       U.S. Stock        Tiger         Equity
                            Fund           Fund           Fund           Fund
                       -------------- -------------- -------------- ------------
Cost of investments
  purchased ..........  $70,625,336    $61,311,996    $10,766,739    $20,751,094
Proceeds from
  investments sold ...   53,152,025     45,426,691      8,288,901        145,583

For Growth and Income Fund and Strategic Income Fund, $11,749,449 and $9,347,277 and $11,642,307 and $3,036,191, respectively, represent the purchase cost and proceeds of sales of U.S. Government securities, respectively.

At December 31, 1997, Tiger Fund had capital loss carryovers of $2,436,000 which will expire in or before 2005, if not utilized.



Note 4. Distributions to Shareholders

The Funds intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income tax regulations, which may differ from generally accepted accounting principles. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, amounts as of December 31, 1997 have been reclassified as follows:


                                                                Inter-
                                Growth                         national
                                 and            Global           Fund         Strategic
                                Income        Utilities          for            Income          Tiger
                                 Fund            Fund           Growth           Fund            Fund
                            -------------   -------------   -------------   -------------   -------------
Accumulated net
  investment
  income ................   $(20,128)       $(42,538)       $184,388        $278,997        $(86,535)
Accumulated net
  realized gains
  (losses) ..............      8,403          42,538        (352,388)       (277,996)         86,535
Paid in capital .........     11,725              --         168,000          (1,001)             --


In all cases net assets were not affected by these changes.

Note 5. Fees and Compensation Paid to Affiliates


 Management and Sub-Advisory Fees--The Funds have management and sub-advisory agreements with the Manager, Colonial, Stein Roe, Newport and LAMCO, respectively. For all the Funds, the management fee to be paid to the Manager is computed daily and paid monthly based upon the average daily net assets of the Funds at annual rates as follows:

                                           Annual Rate
                                           as a Percent
                                            of Average
                                              Daily
                  Fund                      Net Assets
---------------------------------------   -------------
Growth and Income Fund ................    0.65 of 1%
Global Utilities Fund .................    0.65 of 1%
International Fund for Growth .........    0.90 of 1%
Strategic Income Fund .................    0.65 of 1%
U.S. Stock Fund .......................    0.80 of 1%
Tiger Fund ............................    0.90 of 1%
All-Star Equity Fund ..................    0.80 of 1%

The Manager, out of the management fee it receives from the Funds, pays Colonial, Stein Roe, Newport and LAMCO a sub-advisory fee based upon the average daily net assets of the Funds at annual rates as follows:


                                           Annual Rate
                                           as a Percent
                                            of Average
                                              Daily
                  Fund                      Net Assets
---------------------------------------   -------------
Growth and Income Fund ................    0.45 of 1%
Global Utilities Fund .................    0.45 of 1%
International Fund for Growth .........    0.70 of 1%
Strategic Income Fund .................    0.45 of 1%
U.S. Stock Fund .......................    0.60 of 1%
Tiger Fund ............................    0.70 of 1%
All-Star Equity Fund ..................    0.60 of 1%

Bookkeeping Fee--Colonial provides bookkeeping and pricing services to each Fund for $27,000 per year plus 0.035% of the Fund's average daily net assets over $50 million.


Transfer Agent Fee--Each of the Funds paid Colonial Investor Services, Inc., an affiliate of Colonial, for transfer agent services rendered at an annual rate of $7,500.

Expense Reimbursement--Through April 30, 1998, the Manager has agreed to reimburse all expenses, including management fees, in excess of 1.00% of average daily net assets for Growth and Income Fund, Global Utilities Fund, U.S. Stock Fund, and All-Star Equity Fund, in excess of 0.80% of average daily net assets for Strategic Income Fund and in excess of 1.75% of average daily net assets for International Fund for Growth and Tiger Fund.


Note 6. Investment in Repurchase Agreements

Each Fund may enter into repurchase agreements, which require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                        [PAGE INTENTIONALLY LEFT BLANK]

                       Liberty Variable Investment Trust

                                    Adviser

                        Liberty Advisory Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110


                           Sub-Investment Adviser and

                     Transfer and Dividend Disbursing Agent
                      Colonial Management Associates, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2365

                             Sub-Investment Adviser
                           Stein Roe & Farnham, Inc.
                             One South Wacker Drive
                            Chicago, Illinois 60606

                            Newport Fund Management
                             580 California Street
                                   Suite 1960
                        San Francisco, California 94104

                        Liberty Asset Management Company
                             Federal Reserve Plaza
                              600 Atlantic Avenue
                          Boston, Massachusetts 02110

                                  Distributor
                        Keyport Financial Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110




                                Client Services
                         Keyport Life Insurance Company
                                125 High Street
                          Boston, Massachusetts 02110
                             800-367-3653 (Press 3)

                                   Custodians
                      Boston Safe Deposit & Trust Company
                                 One Cabot Road
                          Medford, Massachusetts 02155

                            The Chase Manhattan Bank
                            3 Chase Metrotech Center
                            Brooklyn, New York 11245


                            Independent Accountants

                              Price Waterhouse LLP
                               160 Federal Street
                          Boston, Massachusetts 02110


                                 Legal Counsel

                             Bingham, Dana & Gould
                               150 Federal Street
                          Boston, Massachusetts 02110

                                  The Trustees
                               John A. Bacon Jr.
                             Richard R. Christensen

                                Salvatore Macera
                             Dr. Thomas E. Stitzel

This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Independence Life & Annuity Company, or Liberty Life Assurance Company of Boston.

                                 12/97 NIM 30m